     As filed with the Securities and Exchange Commission on January 25, 2001


                                                               File No. 33-89088
                                                                        811-8972
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 7

                                       TO

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED

                                 ON FORM N-8B-2

     A.   Exact name of Trust:

          MIDCAP SPDR TRUST SERIES 1

     B.   Name of Depositor:

          PDR SERVICES LLC

     C.   Complete address of Depositor's principal executive office:

          PDR SERVICES LLC

          c/o AMERICAN STOCK EXCHANGE LLC
          86 Trinity Place
          New York, New York 10006

     D.   Name and complete address of agent for service:

          Michael J. Ryan.Jr.


          PDR SERVICES LLC

          c/o AMERICAN STOCK EXCHANGE LLC
          86 Trinity Place

          New York, New York 10006

          Copy to:
          Kathleen H. Moriarty, Esq.
          Carter, Ledyard & Milburn
          2 Wall Street
          New York, New York 10005



     E.   Title and amount of securities being registered:

          An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

     F. Proposed maximum aggregate offering price to the public of the securities being registered:

          Indefinite pursuant to Rule 24f-2

     G.   Amount of filing fee:

          In accordance with Rule 24f-2, a registration fee in the amount of $149,286.58 was paid on November 20, 2000, in connection with the filing of the Rule 24f-2 Notice for the Trust's most recent fiscal year.

     H.   Approximate date of proposed sale to public:

            AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.


          /X/ Check box if it is proposed that this filing should become effective on January 25, 2001 pursuant to paragraph (b) of Rule 485.

================================================================================

                           MIDCAP SPDR TRUST SERIES 1

                              Cross Reference Sheet

                            Pursuant to Regulation C
                  Under the Securities Act of 1933, as amended

                  (Form N-8B-2 Items required by Instruction 1
                          as to Prospectus in Form S-6)

Form N-8B-2                                           Form S-6
Item Number                                           Heading in Prospectus
-----------                                           ---------------------

                     I. Organization and General Information

 1.  (a)    Name of Trust...............              Prospectus Front Cover
     (b)    Title of securities issued..              Prospectus Front Cover

 2.  Name, address and Internal
     Revenue Service Employer
     Identification Number of

     depositor.......................                 Sponsor

 3.  Name, address and Internal
     Revenue Service Employer
     Identification Number of

     trustee.........................                 Trustee

 4.  Name, address and Internal
     Revenue Service Employer
     Identification Number

     of principal underwriter........                 *

 5.  State of organization of Trust..                 Prospectus Summary - The
                                                      Trust

 6.  (a)    Dates of execution and
     termination of Trust
            Agreement...................              Prospectus Summary - The
                                                      Trust; Prospectus Summary
                                                      - Termination
     (b)    Dates of execution and
     termination of Trust
            Agreement...................              Same as set forth in 6(a)

 7.  Changes of name.................                 *

 8.  Fiscal Year.....................                 *

 9.  Material Litigation.............                 *


----------
* Not applicable, answer negative or not required.

                      II. General Description of the Trust
                           and Securities of the Trust

10.  (a) Registered or bearer
            securities..................              Prospectus Summary - The
                                                      Trust

     (b)    Cumulative or distributive..              Prospectus Summary -
                                                      Distributions

     (c)    Rights of holders as to
            withdrawal or redemption....              Prospectus Summary -
                                                      Redemption; Redemption of
                                                      MidCap SPDRs;
                                                      Administration of the
                                                      Trust - Rights of
                                                      Beneficial Owners

     (d)    Rights of holders as to
            conversion, transfer, etc...              Prospectus Summary -
                                                      Redemption;
                                                      Administration of the
                                                      Trust - Register of
                                                      Ownership and Transfer;
                                                      - Rights of Beneficial
                                                      Owners; Redemption

     (e)    Lapses or defaults in
            principal payments with
            respect to periodic payment
            plan certificates...........              *

     (f)    Voting rights...............              Administration of the
                                                      Trust - Voting

     (g)    Notice to holders as to
            change in:

            (1) Composition of Trust
                assets..................              *

            (2) Terms and conditions
                of Trust's securities...              Administration of the
                                                      Trust - Amendment

            (3) Provisions of Trust
                Agreement...............              Same as set forth in
                                                      10(g)(2)

            (4) Identity of depositor
                and trustee.............              Resignation, Removal and
                                                      Liability - The Trustee;
                                                      - The Sponsor


----------
* Not applicable, answer negative or not required.

     (h) Consent of holders
            required to change:

            (1) Composition of Trust
                assets...................            *

            (2) Terms and conditions
                of Trust's securities....            Administration of the Trust
                                                     - Amendment
            (3) Provisions of Trust
                Agreement................            Same as set forth in
10(h)(2)

            (4) Identity of depositor
                and trustee..............            Resignation, Removal and
                                                     Liability - The Sponsor;
                                                     - The Trustee

     (i)    Other principal
            features of the securities...            Prospectus Summary - The
                                                     Trust

11. Type of securities
        comprising units.................            The Prospectus - Front
                                                     Cover; Prospectus Summary -
                                                     The Trust; The Portfolio;
                                                     The S&P MidCap 400 Index

12. Certain information regarding
        securities comprising periodic

        payment certificates.............            *

13.  (a)    Certain information regarding
            loads, fees, expenses
            and charges..................            Prospectus Summary -
                                                     Redemption; Expenses of the
                                                     Trust; Redemption of MidCap
                                                     SPDRs

     (b)    Certain information regarding
            periodic payment plan
            certificates.................            *

     (c)    Certain percentages..........            Same as set forth in 13(a)

     (d)    Reasons for certain
            differences in prices........            *

     (e)    Certain other loads, fees, or
            charges payable by holders...            *


----------
* Not applicable, answer negative or not required.

     (f)    Certain profits receivable
            by depositor, principal
            underwriters, custodian,
            trustee or affiliated
            persons......................           The Portfolio - Adjustments
                                                    to the Portfolio

     (g)    Ratio of annual charges and
            deductions to income.........           *

14.  Issuance of Trust's securities...              The Trust - Creation of
                                                    Creation Units

15.  Receipt and handling of
     payments from purchasers.........              The Trust

16.  Acquisition and disposition of
     underlying securities............              The Trust - Creation of
                                                    Creation Units; The
                                                    Portfolio; Administration of
                                                    the Trust

17.  (a)    Withdrawal or redemption by
            holders......................           Administration of the Trust
                                                    - Rights of Beneficial
                                                    Owners; Redemption of MidCap
                                                    SPDRs
     (b)    Persons entitled or required
            to redeem or repurchase
            securities...................           Same as set forth in 17(a)

     (c)    Cancellation or resale of
            repurchased or redeemed
            securities...................           Same as set forth in 17(a)

18.  (a)    Receipt, custody and
            disposition of income........           Administration of the Trust
                                                    - Distributions to
                                                    Beneficial Owners

     (b)    Reinvestment of distribu-
            tions........................           *

     (c)    Reserves or special funds....           Same as set forth in 18(a)

     (d)    Schedule of distributions....           *




----------
* Not applicable, answer negative or not required.

19.  Records, accounts and reports..                 The S&P MidCap Index;
                                                     Distribution of MidCap
                                                     SPDRs; Expenses;
                                                     Administration of the Trust
                                                     - Records; - Distributions
                                                     to Beneficial Owners; -
                                                     Statements to Beneficial
                                                     Owners; - Register of
                                                     Ownership and Transfer

20.  Certain miscellaneous provi-
     sions of Trust Agreement

     (a)    Amendments.................              Administration of the Trust
                                                     - Amendment

     (b)    Extension or termination...              Administration of the Trust
                                                     - Amendment; - Termination

     (c)    Removal or resignation of
            trustee....................              Resignation, Removal and
                                                     Liability - The Trustee

     (d)    Successor trustee..........              Same as set forth in 20(c)

     (e)    Removal or resignation of
            depositor..................              Resignation, Removal and
                                                     Liability - The Sponsor

     (f)    Successor depositor........              Same as set forth in 20(e)

21.  Loans to security holders......                 *

22.  Limitations on liabilities.....                 Resignation, Removal and
                                                     Liability - The Trustee; -
                                                     The Sponsor

23.  Bonding arrangements...........                 *

24.  Other material provisions of
     Trust Agreement................                 *


                        III. Organization, Personnel and
                             Affiliated Persons of Depositor

25.  Organization of depositor......                 Sponsor

26.  Fees received by depositor.....                 *


----------
* Not applicable, answer negative or not required.

27.     Business of depositor..........              Sponsor

28.     Certain information as to
        officials and affiliated
        persons of depositor...........              Sponsor

29.     Ownership of voting securities
        of depositor...................              Sponsor

30.     Persons controlling depositor..              *

31.     Payments by depositor for
        certain services rendered
        to Trust.......................              *

32.     Payments by depositor for
        certain other services
        rendered to Trust..............              *

33.     Remuneration of employees of
        depositor for certain
        services rendered to Trust.....              *

34.     Compensation of other persons
        for certain services rendered
        to Trust.......................              *


                  IV. Distribution and Redemption of Securities

35.     Distribution of Trust's
        securities in states...........              Distribution of MidCap
                                                     SPDRs

36.     Suspension of sales of Trust's
        securities.....................              *

37.     Denial or revocation of
        authority to distribute........              *

38.     (a)    Method of distribution.....           Prospectus Summary -
                                                     Underwriting; The Trust -
                                                     Creation of Creation
                                                     Units; Distribution of
                                                     MidCap SPDRs

        (b)    Underwriting agreements....           Prospectus Summary -
                                                     Underwriting;
                                                     Distribution of MidCap
                                                     SPDRs

        (c)    Selling agreements.........           Same as set forth in
                                                     38(b)


----------
* Not applicable, answer negative or not required.

39.  (a)    Organization of principal
            underwriter................               Underwriter

     (b)    NASD membership of
            principal underwriter......               Prospectus Summary -
                                                      Underwriting; Underwriter

40.  Certain fees received by
     principal underwriters.........                  *

41.  (a)    Business of principal
            underwriters...............               Prospectus Summary -
                                                      Underwriting; Underwriter

     (b)    Branch offices of
     principal underwriters.....                      *

     (c)    Salesmen of principal
     underwriters...............                      *

42.  Ownership of Trust's securities
     by certain persons.............                  *

43.  Certain brokerage commissions
     received by principal
     underwriters...................                  *

44.  (a)    Method of valuation for
     determining offering price.                      The Portfolio; Valuation

     (b)    Schedule as to components of
     offering price.............                      *

     (c)    Variation in offering
            price to certain persons...               *

45.  Suspension of redemption
     rights.........................                  *

46.  (a)    Certain information
            regarding redemption or
            withdrawal valuation.......               Valuation; Redemption of
                                                      MidCap SPDRs

     (b)    Schedule as to components
            of redemption price........               *




----------
* Not applicable, answer negative or not required.

47.  Maintenance of position in
     underlying securities..........                  The Trust; The Portfolio;
                                                      Distribution of MidCap
                                                      SPDRs; Valuation;
                                                      Administration of the
                                                      Trust - Distribution to
                                                      Beneficial Owners


            V. Information Concerning the Trustee or Custodian

48.  Organization and regulation of
     trustee........................                  Trustee

49.  Fees and expenses of trustee...                  Expenses of the Trust;
                                                      Redemptions of MidCap
                                                      SPDRs

50.  Trustee's lien.................                  Expenses of the Trust;
                                                      Redemption of MidCap
                                                      SPDRs



       VI. Information Concerning Insurance of Holders of Securities

51.  (a)    Name and address of
            insurance company...........              *

     (b)    Types of policies...........              *

     (c)    Types of risks insured and
            excluded....................              *

     (d     Coverage....................              *

     (e)    Beneficiaries...............              *

     (f)    Terms and manner of
            cancellation................              *

     (g)    Method of determining
            premiums....................              *

     (h)    Aggregate premiums paid.....              *

     (i)    Recipients of premiums......              *

     (j)    Other material provisions
            of Trust Agreement relating
            to insurance................              *



----------
* Not applicable, answer negative or not required.

                            VII. Policy of Registrant

52.  (a)    Method of selecting and
            eliminating securities from
            the Trust...................              The Trust - Creation of
                                                      Creation Units; The
                                                      Portfolio; Administration
                                                      of the Trust

     (b)    Elimination of securities
            from the Trust..............              *

     (c)    Policy of Trust regarding
            substitution and elimina-
            tion of securities..........              Same as set forth in
                                                      52(a)

     (d)    Description of any other
            fundamental policy of the
            Trust.......................              *

     (e)    Code of Ethics pursuant to
            Rule 17j-1 of the 1940 Act..              Code of Ethics

53.  (a)    Taxable status of the Trust.              Tax Status of the Trust

     (b)    Qualification of the Trust
            as a regulated investment
            company.....................              Same as set forth in
                                                      53(b)


                   VIII. Financial and Statistical Information

54.  Information regarding the
     Trust's last ten fiscal years...                 *

55.  Certain information regarding
     periodic payment plan certifi-
     cates...........................                 *

56.  Certain information regarding
     periodic payment plan certifi-
     cates...........................                 *

57.  Certain information regarding
     periodic payment plan certifi-
     cates...........................                 *






----------
* Not applicable, answer negative or not required.

58.  Certain information regarding
     periodic payment plan certifi-
     cates...........................                 *

59.  Financial statements
     (Instruction 1(c) to Form S-6)..                 *

                           Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Prospectus

                         STANDARD & POOR'S MIDCAP 400
                           DEPOSITARY RECEIPTS (TM)
                             ("MIDCAP SPDRs") (TM)

                          MIDCAP SPDR Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------

  .MidCap SPDR Trust is a Pooled Investment Designed to Closely Track the Price and Yield Performance of the S&P MidCap 400 (TM) Index.

  .MidCap SPDR Trust Portfolio Holds All of the S&P MidCap 400 Index Stocks.

  .Each MidCap SPDR Represents an Undivided Ownership Interest in the MidCap SPDR Trust Portfolio.

  .The MidCap SPDR Trust Issues and Redeems MidCap SPDRs Only in Multiples of 25,000 MidCap SPDRs (called "Creation Units") in Exchange for S&P MidCap 400 Index Stocks and Cash.

  .Individual MidCap SPDRs Trade on the American Stock Exchange Like Any Other Equity Security.

  .Minimum Trading Unit: 1 MidCap SPDR.

                            ----------------------

                           SPONSOR: PDR SERVICES LLC
                 (Solely Owned by American Stock Exchange LLC)


                           [LOGO OF MIDCAP SPDR(TM)]

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.

                 Prospectus Part A Dated January 25, 2001

                            ----------------------



                     COPYRIGHT(R) 1999 by PDR Services LLC

               STANDARD & POOR'S MIDCAP 400 DEPOSITARY RECEIPTS
                             ("MIDCAP SPDRs") (TM)
                          MIDCAP SPDR TRUST, SERIES 1

                               TABLE OF CONTENTS
FRONT COVER PAGE
MIDCAP SPDRs PROSPECTUS PART A-- HIGHLIGHTS

 MidCap SPDRs Are Ownership Interests in the MidCap SPDR Trust...........    A-2
 MidCap SPDRs Trade on the American Stock Exchange.......................    A-2
 The MidCap SPDR Trust Issues and Redeems MidCap SPDRs in multiples of
  25,000 MidCap SPDRs called "Creation Units"............................    A-2
 Brokerage Commissions on MidCap SPDRs...................................    A-3
 MidCap SPDRs Are Based on a Broad Market Index..........................    A-3
 MidCap SPDRs Should Closely Track the Value of the Underlying S&P MidCap
  400 Index Stocks.......................................................    A-3
 Expenses of the Trust...................................................    A-4
 MidCap SPDRs Make Periodic Dividend Payments............................    A-4
 The Trustee Votes the Underlying Shares.................................    A-5
 Termination of the MidCap SPDR Trust....................................    A-5
 Risk Factors............................................................    A-5
 MIDCAP SPDRs PROSPECTUS PART B
 Essential Information...................................................    B-2
 Report of Independent Accountants.......................................    B-4
 Statement of Assets and Liabilities.....................................    B-5
 Statements of Operations................................................    B-6
 Statements of Changes in Net Assets.....................................    B-7
 Financial Highlights....................................................    B-8
 Notes to Financial Statements...........................................    B-9
 Schedule of Investments.................................................   B-13
 Prospectus Summary......................................................   B-24
 Risk Factors and Special Considerations.................................   B-36
 General.................................................................   B-36
 Net Asset Value and Market Prices.......................................   B-38
 Trading Considerations..................................................   B-38
 Market Risks............................................................   B-39
 The Trust...............................................................   B-41
 Creation of Creation Units..............................................   B-41
 Procedures for Creation of Creation Units...............................   B-45
 Placement of Creation Orders Using MidCap SPDR Clearing Process.........   B-47
 Placement of Creation Orders Outside MidCap SPDR Clearing Process.......   B-47

                           TABLE OF CONTENTS cont'd

 Book-Entry-Only System..................................................  B-49
 The Portfolio...........................................................  B-52
 Adjustments to the Portfolio............................................  B-52
 Adjustments to the Portfolio Deposit....................................  B-57
 Selection and Acquisition of Securities.................................  B-59
 The S&P MidCap 400 Index................................................  B-59
 License Agreement.......................................................  B-61
 Exchange Listing........................................................  B-63
 Tax Status of the Trust.................................................  B-64
 Tax Consequences to Beneficial Owners...................................  B-64
 Continuous Offering of MidCap SPDRs.....................................  B-67
 Expenses of the Trust...................................................  B-68
 Redemption of MidCap SPDRs..............................................  B-71
 Procedure for Redemption of MidCap SPDRs................................  B-71
 Placement of Redemption Orders Using MidCap SPDR Clearing Process.......  B-75
 Placement of Redemption Orders Outside MidCap SPDR Clearing Process.....  B-76
 Valuation...............................................................  B-77
 Administration of the Trust.............................................  B-77
 Records.................................................................  B-77
 Voting..................................................................  B-78
 Distributions to Beneficial Owners......................................  B-78
 Trust Supervision.......................................................  B-81
 Statements to Beneficial Owners.........................................  B-81
 Register of Ownership and Transfer......................................  B-81
 Rights of Beneficial Owners.............................................  B-82
 Amendment...............................................................  B-82
 Termination.............................................................  B-83
 Resignation, Removal and Liability......................................  B-85
 The Trustee.............................................................  B-85
 The Sponsor.............................................................  B-86
 Sponsor.................................................................  B-87
 Trustee.................................................................  B-87
 Depository..............................................................  B-88
 Legal Opinion...........................................................  B-88
 Independent Accountants and Financial Statements........................  B-88
 Code of Ethics..........................................................  B-88
 Information and Comparisons Relating to Trust, Secondary Market Trading,
  Net Asset Size, Performance and Tax Treatment..........................  B-89
 Dividend Reinvestment Service...........................................  B-94
 Glossary of Defined Terms...............................................  B-97

"S&P(R)", "S&P MidCap 400 Index" (TM), "Standard & Poor's MidCap 400
Index" (TM), "Standard & Poor's MidCap 400 Depositary Receipts" (TM) and "MidCap SPDRs" (TM) are trademarks of The McGraw-Hill Companies, Inc. PDR Services LLC and American Stock Exchange LLC are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The Trust, however, is not sponsored by or affiliated with Standard & Poor's or The McGraw Hill-Companies, Inc.

                  MIDCAP SPDRs PROSPECTUS PART A--HIGHLIGHTS

 .   MIDCAP SPDRs ARE OWNERSHIP INTERESTS IN THE MIDCAP SPDR TRUST

  The MidCap SPDR Trust (the "Trust") is a unit investment trust that issues securities called Standard & Poor's MidCap 400 Depositary Receipts or "MidCap SPDRs". MidCap SPDRs represent an undivided ownership interest in the portfolio of stocks held by the MidCap SPDR Trust. The MidCap SPDR Trust holds all of the common stocks of the Standard & Poor's MidCap 400 Index(R) (the "S&P MidCap 400 Index") and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index.

 .   MIDCAP SPDRs TRADE ON THE AMERICAN STOCK EXCHANGE

  MidCap SPDRs are listed for trading on the American Stock Exchange (the "Exchange"). MidCap SPDRs are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. MidCap SPDRs are traded on the Exchange in 100 MidCap SPDR round lots, but can be traded in odd lots of as little as 1 MidCap SPDR. Note that trading of MidCap SPDRs on the Exchange will be halted under the circumstances described in the paragraphs below relating to the risks of investing in MidCap SPDRs.

 .   THE MIDCAP SPDR TRUST ISSUES AND REDEEMS MIDCAP SPDRs IN MULTIPLES OF
    25,000 MIDCAP SPDRs CALLED "CREATION UNITS"

  The Trust only issues MidCap SPDRs in specified large-sized minimum numbers (25,000 MidCap SPDRs or multiples thereof) referred to as "Creation Units." Most MidCap SPDR holders however, purchase and sell MidCap SPDRs in the secondary trading market on the Exchange, in lots of any size.

  Creation Units are issued by the Trust to anyone who, after placing a creation order with the Distributor, deposits with The Bank of New York, the "Trustee" of the Trust, a specified portfolio of S&P MidCap 400 Index securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

  MidCap SPDRs are not individually redeemable, except upon termination of the Trust. MidCap SPDRs can be redeemed only by tendering to the Trust 25,000 MidCap SPDRs (or multiples thereof)--the same Creation Unit-sized minimum number. The Trust will then deliver a portfolio of S&P MidCap 400 Index securities (based on net asset value ("NAV") of the Trust), together with a cash payment (generally equal to accumulated dividends as of the date of redemption) to the redeeming holder.

  Procedures to be followed when engaging in these "creation" and redemption transactions are set forth in Part B of this Prospectus.

 .   BROKERAGE COMMISSIONS ON MIDCAP SPDRs

  Secondary market purchases and sales of MidCap SPDRs are subject to ordinary brokerage commissions.

 .   MIDCAP SPDRs ARE BASED ON A BROAD MARKET INDEX

  The Sponsor selected the S&P MidCap 400 Index, composed of 400 publicly traded stocks, as the basis for MidCap SPDRs because it has achieved wide acceptance by both investors and market professionals and, in the opinion of the Sponsor, constitutes a broadly diversified representative segment of the market for middle capitalization companies whose stock is publicly traded in the United States. Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P MidCap 400 Index from sources which S&P considers reliable, but neither S&P, the Sponsor, the Trust nor the Exchange accepts responsibility for or guarantees the accuracy and/or completeness of the S&P MidCap 400 Index or any data included in it.

 .   MIDCAP SPDRs SHOULD CLOSELY TRACK THE VALUE OF THE UNDERLYING S&P MIDCAP
    400 INDEX STOCKS

  To maintain the correspondence between the composition and weightings of securities held by the Trust (the "Securities") and the stocks in the S&P MidCap 400 Index, the Securities will be adjusted by the Trustee from time to time to conform to periodic changes in the identity and/or relative weightings of S&P MidCap 400 Index stocks. The MidCap SPDR Trust Agreement contains directions to the Trustee specifying how changes to the S&P MidCap 400 Index are to be replicated by the Trust.

  The value of MidCap SPDRs will fluctuate in relation to changes in the value of the Trust's portfolio of securities. However, at any point in time, the market price of each individual MidCap SPDR may not be identical to the NAV of such Midcap SPDR. Historically, these two valuations have been very close. See Part B of this Prospectus for a description of the comparisons of market price and net asset value. Of course, these comparisons only reflect past performance and no guarantee can be made of future performance.

  The current value of the S&P MidCap 400 Index will ordinarily continue to be reported even when trading is interrupted in some or all of its component stocks. In that event, the reported index level will be based on the current market price of those stocks still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in the S&P MidCap 400 Index.

 .   EXPENSES OF THE TRUST

  Fees and expenses to be charged to the Trust are described in Part B of this Prospectus and include, among other costs, the Trustee's fees, S&P licensing fees, federal registration fees and expenses of the Sponsor relating to the printing and distribution of marketing materials. The expenses of the Trust will be accrued daily and reflected in the NAV of the Trust. The Trust is currently accruing ordinary operating expenses at an annual rate of 0.25%:

              Estimated Trust Annual Ordinary Operating Expenses

                                   As a % of
                                Trust Net Assets
                                ----------------
      Trustee's Fee                  .0965%
      S&P License Fee                .0305%
      Registration Fees              .0063%
      Marketing Expenses             .1101%
      Other Operating Expenses       .0066%
                                     ------
      Total:                           .25%

  Future accruals will depend primarily on the level of the Trust's net assets and the level of expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV.

  The Trustee has voluntarily agreed to reduce its Trustee's fee. The amount of the reduction will be equal to the Federal Funds Rate, as published in the Wall Street Journal, multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

 .   MIDCAP SPDRs MAKE PERIODIC DIVIDEND PAYMENTS

  MidCap SPDR holders will be paid on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends on the Trust's portfolio of securities during the applicable period, net of fees and expenses associated with operation of the Trust. Because of such fees and expenses, the dividend yield for MidCap SPDRs will ordinarily be less than that of the S&P MidCap 400 Index. The MidCap SPDR holder should be aware of the tax consequences associated with Trust dividends, as well as those associated with MidCap SPDR sales or redemptions. Investors should consult their tax advisors in this regard.

 .   THE TRUSTEE VOTES THE UNDERLYING SHARES

  The Trustee will vote any voting stocks held by the Trust in the same proportion as all other voting shares of such stocks are voted. Consequently, holders of MidCap SPDRs will not be able to vote the shares of the stocks underlying the MidCap SPDRs.

 .   TERMINATION OF THE MIDCAP SPDR TRUST

  The MidCap SPDR Trust has a specified lifetime term. The Trust is scheduled to terminate no later than April 27, 2120, but it may terminate earlier under certain circumstances described in Part B of this Prospectus.

  Trading of MidCap SPDRs cannot occur after termination of the underlying Trust. Upon termination, the Trust may be liquidated, and MidCap SPDR holders at that time will receive a distribution of their pro rata share of the assets of the Trust, net of certain fees and expenses.

 .   RISK FACTORS

  Investors can lose money by investing in MidCap SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in Part B of this Prospectus before deciding to invest in MidCap SPDRs.

 .   MidCap SPDRs are subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline. A significant decline in the value of the Trust's portfolio can be expected to result in a similar decline in value of the corresponding MidCap SPDRs. Therefore, the value an investor receives from the sale of a SPDR may be less than the investor's original purchase price.

 .   Investors should understand that the Trust may never be able to replicate exactly the performance of the S&P MidCap 400 Index because of the operational fees and expenses incurred by the Trust or because of the temporary unavailability of certain S&P MidCap 400 securities.

 .   Investors cannot be assured that the issuers of securities held by the
    Trust will pay dividends, and distributions on such securities will generally depend upon the declaration of dividends by the securities' issuers.

 .   The market price that an investor pays per MidCap SPDR on the Exchange may differ from the NAV of the MidCap SPDR. This difference in price may be due to the fact that the supply and demand in the market for MidCap SPDRs at any point in time is not always identical to the supply and demand in the market for the underlying basket of S&P MidCap 400 Index securities.

 .   Investors will not be able to sell MidCap SPDRs during any period that the
    Exchange halts trading in MidCap SPDRs. The Exchange may halt the trading of MidCap SPDRs under certain circumstances described in Part B of this Prospectus, for example, as a result of the activation of market-wide "circuit breakers," or whenever Exchange officials determine that it is appropriate in the interest of a fair and orderly market or to protect investors.

 .   The Exchange maintains certain requirements to list securities, including
    MidCap SPDRs, on the Exchange. Investors cannot be assured that the Trust will continue to meet the requirements necessary to maintain the listing of MidCap SPDRs on the Exchange or that the Exchange will not change the listing requirements. The Trust may be terminated if MidCap SPDRs are delisted from the Exchange.

 .   The Sponsor of the Trust has been granted a license to use the S&P MidCap
    400 Index as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Standard & Poor's. The Trust may be terminated if the license agreement is terminated.

 .   The Trust may also be terminated if the NAV of the entire Trust falls below $100,000,000.

 .   MidCap SPDRs are subject to the risk that extraordinary events may cause any of the providers of services to the Trust, such as the Trustee or the Sponsor, to close or otherwise fail to perform its obligations to the Trust. In the event of such a failure, if no suitable successor is available or willing to assume the obligations of its predecessor, the Trust then will be terminated.

                         STANDARD & POOR'S MIDCAP 400
                           DEPOSITARY RECEIPTS (TM)
                             ("MidCap SPDRs" (TM))

                          MidCap SPDR Trust, Series 1

                           (A Unit Investment Trust)

                            ----------------------



                           [LOGO OF MIDCAP SPDR(TM)]

                     COPYRIGHT(R) 1999 by PDR Services LLC

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

           This Prospectus consists of two parts: Part A and Part B.

                 Prospectus Part B Dated January 25, 2001

                            ----------------------

             MIDCAP SPDR PROSPECTUS PART B--ESSENTIAL INFORMATION

                        AS OF SEPTEMBER 30, 2000*


Number of MidCap SPDRs:                  30,847,440

Fractional Undivided Interest in
Trust Represented by each MidCap
SPDR:                                    1/30,847,440th

Record Date:                             Quarterly, on the second (2nd)
                                         Business Day after the third Friday
                                         in each of March, June, September and
                                         December**.

Dividend Payment Dates:                  Quarterly, on the last Business Day
                                         of April, July, October and
                                         January**.

Trustee's Annual Fee:                    From 14/100 of one percent to 10/100
                                         of one percent, based on NAV of the
                                         Trust, as the same may be reduced by
                                         certain amounts, plus the Transaction
                                         Fee***.

Estimated Ordinary Operating Expenses    25/100 of one percent (inclusive of
of the Trust:                            Trustee's annual fee)***

Net Asset Value per MidCap SPDR
(based on the value of the
securities, other net assets of the
Trust and number of MidCap SPDRs
outstanding):                            $98.86

Evaluation Time:                         Closing time of the regular trading
                                         session on the New York Stock
                                         Exchange, Inc. (ordinarily 4:00 p.m
                                         New York time).

Licensor:                                Standard & Poor's, a division of The
                                         McGraw-Hill Companies, Inc.

Mandatory Termination Date:              The first to occur of (i) April 27,
                                         2120 or (ii) the date 20 years after
                                         the death of the last survivor of
                                         eleven persons named in the
                                         Agreement, the oldest of whom was
                                         born in 1990 and the youngest of whom
                                         was born in 1993.

Discretionary Termination:               Trust may be terminated if the value
                                         of the securities held by the Trust
                                         is less than $100,000,000, as such
                                         amount shall be adjusted for
                                         inflation****.
-----------
   * The Trust Agreement became effective and the initial deposit was made on April 27, 1995 (the "Initial Date of Deposit").

  **  See "Administration of the Trust--Distributions to Beneficial Owners".

 *** Ordinary operating expenses are currently being accrued at an annual rate of .25%; future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed .25% of the Trust's daily NAV and such rate may be changed without notice. Until further notice, the Sponsor has undertaken that the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is .30% of the daily NAV of the Trust. Thereafter, such amount may be changed and may exceed .30%. There is no guarantee that the Trust's ordinary operating expenses will not exceed such .30% rate. See "Expenses of the Trust".

**** The Trust may also be terminated under other circumstances. See "Administration of the Trust--Termination".

                    REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and the Unitholders of MIDCAP SPDR TRUST, Series 1:

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Midcap SPDR Trust, Series 1 ( the "Trust") at September 30, 2000, the results of its operations and the changes in its net assets for the three years then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 19, 2000

                        MIDCAP SPDR TRUST, SERIES 1

                    STATEMENT OF ASSETS AND LIABILITIES

                            September 30, 2000

Assets:
  Investments in securities, at value (cost $3,016,529,274).....  $3,050,794,688
  Cash..........................................................       8,686,494
  Dividends receivable..........................................       1,635,765
  Receivable for securities sold................................      21,410,204
                                                                  --------------
  Total Assets..................................................   3,082,527,151
                                                                  --------------
Liabilities:
  Payable for securities purchased..............................      22,899,750
  Distribution payable..........................................       6,109,546
  Accrued Trustee fees..........................................         235,661
  Payable to Sponsor............................................       3,412,617
  Other accrued expenses........................................         202,973
                                                                  --------------
  Total Liabilities.............................................      32,860,547
                                                                  --------------
Net Assets......................................................  $3,049,666,604
                                                                  ==============
Net Assets Represented By:
Interest of Unitholders (30,847,440 units of fractional
  undivided interest (MidCap SPDRs) outstanding; unlimited units authorized)
  Cost to investors of outstanding units........................  $3,166,127,111
  Undistributed net investment income...........................       2,210,603
  Undistributed net realized losses on investments..............    (152,936,524)
  Unrealized appreciation on investments........................      34,265,414
                                                                  --------------
Net assets......................................................  $3,049,666,604
                                                                  ==============
Net asset value per MidCap SPDR ($3,049,666,604/30,847,440
  MidCap SPDRs).................................................  $        98.86
                                                                  ==============

                        MIDCAP SPDR TRUST, SERIES 1

                         STATEMENTS OF OPERATIONS

                                                                January 1, 1997
                         For the Year Ended For the Year Ended      through
                         September 30, 2000 September 30, 1999 September 30, 1998
                         ------------------ ------------------ ------------------
Investment income
  Dividend income......     $ 27,061,110       $ 19,628,017       $  8,107,126
Expenses
  Trustee fees and
    expenses...........        2,886,936          2,156,995          1,027,568
  Printing and
    distribution
    expenses...........        2,755,994          1,300,879            577,666
  Audit fees...........           50,293             51,275             48,500
  Amortization of
    organization costs.           22,251             39,000             39,000
  Legal fees...........           39,823             83,579             46,398
  License fees.........          949,773            578,506            221,900
                            ------------       ------------       ------------
  Total expenses.......        6,705,070          4,210,234          1,961,032
  Less: expenses
    assumed by the
    Sponsor
    and the Trustee
    (see Note 3).......         (751,162)           (85,610)               --
                            ------------       ------------       ------------
  Net expenses.........        5,953,908          4,124,624          1,961,032
                            ------------       ------------       ------------
  Net investment
    income.............       21,107,202         15,503,393          6,146,094
                            ------------       ------------       ------------
Realized and unrealized
  gains (losses) on
  investments
  Net realized gains
    (losses)...........     (152,936,523)        66,816,656         26,868,843
  Net realized gains
    from in-kind
    redemptions........      695,326,215        317,689,845         29,953,068
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments........      264,297,987       (175,430,055)      (122,088,589)
                            ------------       ------------       ------------
  Net realized and
    unrealized gains
    (losses) on
    investments........      806,687,679        209,076,446        (65,266,678)
                            ------------       ------------       ------------
    NET INCREASE
      (DECREASE) IN NET
      ASSETS RESULTING
      FROM OPERATIONS..     $827,794,881       $224,579,839       $(59,120,584)
                            ============       ============       ============

                        MIDCAP SPDR TRUST, SERIES 1

                    STATEMENTS OF CHANGES IN NET ASSETS

                                 For the Year     For the Year    For the Year
                                     Ended            Ended           Ended
                                 September 30,    September 30,   September 30,
                                     2000             1999            1998
                                ---------------  ---------------  -------------
Increase (Decrease) in Net
 Assets From:
Operations:
 Net investment income........  $    21,107,202  $    15,503,393  $   6,146,094
 Net realized gains on
  investments and in-kind
  redemptions.................      542,389,692      384,506,501     56,821,911
 Net change in unrealized
  appreciation (depreciation)
  on investments..............      264,297,987     (175,430,055)  (122,088,589)
                                ---------------  ---------------  -------------
 Net increase (decrease) in
  net assets resulting from
  operations..................      827,794,881      224,579,839    (59,120,584)
                                ---------------  ---------------  -------------
Dividends and Distributions to
 Unitholders from:
 Net investment income........      (21,632,016)     (14,594,142)    (6,370,104)
 Net realized gains...........      (63,138,458)     (30,209,544)    (6,899,931)
                                ---------------  ---------------  -------------
Total dividends and
 distributions................      (84,770,474)     (44,803,686)   (13,270,035)
                                ---------------  ---------------  -------------
Unitholder Transactions:
 Proceeds from subscriptions
  of MidCap SPDR units........    3,252,766,934    2,817,298,916    337,780,777
 Reinvestment of dividends and
  distributions...............        2,474,880          300,649        352,280
 Less: Redemptions of MidCap
  SPDR units..................   (2,688,723,856)  (1,925,544,656)   (94,185,695)
                                ---------------  ---------------  -------------
 Increase in net assets due to
  unitholder transactions.....      566,517,958      892,054,909    243,947,362
                                ---------------  ---------------  -------------
Total increase................    1,309,542,365    1,071,831,062    171,556,743
Net Assets:
 Beginning of year............    1,740,124,239      668,293,177    496,736,434
                                ---------------  ---------------  -------------
 End of year (including
  undistributed (distributions
  in excess of) net investment
  income of $2,210,603,
  $734,593 and $(174,657),
  respectively)...............  $ 3,049,666,604  $ 1,740,124,239  $ 668,293,177
                                ===============  ===============  =============

   The accompanying notes are an integral part of these financial statements.

                       MIDCAP SPDR TRUST, SERIES 1

                           FINANCIAL HIGHLIGHTS

                     SELECTED DATA FOR A MIDCAP SPDR

                          For the Year     For the Year     For the Year   January 1,       For the Year
                              Ended            Ended            Ended     1997 through         Ended
                          September 30,    September 30,    September 30, September 30,     December 31,
                              2000             1999             1998       1997(Note 1)         1996
                          -------------    -------------    ------------- -------------     ------------
Net Asset Value,
 Beginning of Period....   $    71.70       $    59.20        $  64.65      $  49.79          $  43.29
Investment Operations:
Net investment income...         0.75             0.73            0.57          0.35              0.72
Net realized and
 unrealized gains
 (losses) on
 investments............        29.18            13.95           (4.79)        14.97              7.30
Total from Investment
 Operations.............        29.93            14.68           (4.22)        15.32              8.02
Less Distributions from:
Net investment income...        (0.77)           (0.68)          (0.59)        (0.46)            (0.64)
Net realized gains......        (2.00)           (1.50)          (0.64)         0.00             (0.88)
Total Distributions.....        (2.77)           (2.18)         (1. 23)        (0.46)            (1.52)
Net Asset Value, End of
 Period.................   $    98.86       $    71.70        $  59.20      $  64.65          $  49.79
Total Investment Return.        42.55%           24.72%          (6.69)%       30.87%*           18.59%

Ratios and Supplemental
 Data
Net assets, end of
 period (000's).........   $3,049,667       $1,740,124        $668,293      $496,736          $150,738
Ratio of expenses to
 average net assets.....         0.28%(1)         0.26%(1)        0.30%         0.39%**(1)        0.63%(1)
Ratio of net investment
 income to average net
 assets.................         0.85%(1)         0.97%(1)        0.92%         0.98%**(1)        1.42%(1)
Portfolio turnover
 rate(2)................        29.95%           43.42%          30.80%        20.18%            20.00%

*Not annualized

**Annualized

(1) Grossed up for expenses reimbursed or assumed by the Sponsor and the Trustee. Net of expenses reimbursed by the Sponsor and the Trustee, the net investment income and expenses to average net assets ratios would have been 0.87% and 0.25% for the year ended September 30, 2000, and 0.97% and 0.26% for the year ended September 30, 1999, 1.07% and 0.29% for the period from January 1, 1997 through September 30, 1997, and 1.76% and 0.29% for the year ended December 31, 1996

(2) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions of MidCap SPDRs.

MIDCAP SPDR TRUST, SERIES 1

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

Note 1--ORGANIZATION

  MidCap SPDR Trust, Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor's Midcap 400 Composite Price Index (the "S&P MidCap Index"). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor's Depository Receipt ("MidCap SPDR"). The Trust commenced operations on April 27, 1995 upon the initial issuance of 375,000 MidCap SPDRs (equivalent to 15 "Creation Units"--see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust. Effective September 30, 1997 the fiscal year end of the Trust changed from December 31 to September 30.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The financial statements of the Trust are prepared in accordance with generally accepted accounting principles.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

  Security Valuation--Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the mean between the closing bid and offer prices on the exchange which is deemed to be the principal market for the security. If there are no closing bid and offer prices available, valuation will be determined by the Trustee in good faith based on available information.

  Investment Transactions--Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

  Distributions to Unitholders--The Trust intends to declare and distribute dividends from net investment income quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

  Federal Income Tax--The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust is not subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust is not subject to federal excise tax.

  For the federal income tax purposes, the Trust has a capital loss carry-forward at September 30, 2000 of $11,118,835, all of which expires in the year 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

  For federal income tax purposes, the fund incurred approximately $141,817,688 of capital losses in the period from November 1, 1999 to September 30, 2000. These losses were deferred for tax purposes until October 1, 2000.

NOTE 3--TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

  In accordance with the Trust Agreement, The Bank of New York (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P MidCap Index. For these services, the Trustee receives a fee at the following annual rates:

                                        FEE AS A PERCENTAGE OF NET ASSET VALUE
NET ASSET VALUE OF THE TRUST                        OF THE TRUST
----------------------------            --------------------------------------
$0-$500,000,000*                                14/100 of 1% per annum
$500,000,001-$1,000,000,000*                    12/100 of 1% per annum
$1,000,000,001 and above*                       10/100 of 1% per annum

-----------

* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

  During the first two years of operation of the Trust, the Trustee fee was reduced contractually to 12/100 of 1% per annum.

  The Trustee voluntarily agreed to reduce its fee by $383,376 for the year ended September 30, 2000. The amount of the reduction equals the Federal Funds Rate, as published in the Wall Street Journal multiplied by each day's daily cash balance in the Trust's cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. The Trustee reserves the right to discontinue this voluntary fee reduction in the future.

  PDR Services Corporation (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange, Inc.) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 30/100 of 1% (during the period October 1, 1998 to January 3, 1999) and 25/100 of 1% after January 4, 1999 per annum of the daily net asset value of the Trust as calculated by the Trustee. The expenses assumed by the Sponsor for the year ended September 30, 2000 were $367,786, $85,610 and none for the years ended September 30, 2000, 1999 and 1998, respectively.

  The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that expenses fall below the expense limitation described above on any given day during the year.

NOTE 4--TRUST TRANSACTIONS IN MIDCAP SPDRs

Transactions in MidCap SPDRs were as follows:

                             Year Ended September
                                   30, 2000
                         -----------------------------
                         MidCap SPDRs      AMOUNT
                         ------------  ---------------
MidCap SPDRs sold.......  38,000,000   $ 3,252,766,934
Dividend reinvestment
 MIDCAP SPDRs issued....      29,330         2,474,880
MidCap SPDRs redeemed... (31,450,000)   (2,688,723,856)
                         -----------   ---------------
Net increase............   6,579,330   $   566,517,958
                         ===========   ===============
                           Year Ended September 30,
                                     1999               Year Ended September 30, 1998
                         -----------------------------  -------------------------------
                         MidCap SPDRs      AMOUNT        MidCap SPDRs       AMOUNT
                         ------------  ---------------  -------------------------------
MidCap SPDRs sold.......  39,175,000   $ 2,817,298,916       5,100,000  $   337,780,777
Dividend reinvestment
 MIDCAP SPDRs issued....       4,158           300,649           5,463          352,280
MidCap SPDRs redeemed... (26,200,000)   (1,925,544,656)     (1,500,000)     (94,185,695)
                         -----------   ---------------   -------------  ---------------
Net increase............  12,979,158   $   892,054,909       3,605,463  $   243,947,362
                         ===========   ===============   =============  ===============

  Except under the Trust's dividend reinvestment plan, MidCap SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 25,000 MidCap SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per MidCap SPDR and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. Transaction fees, in the amount of the lesser of 20/100 of 1% of current market value of 1 Creation Unit or $3,000, are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Trustee and used to offset the expense of processing orders. During the year ended September 30, 2000, the Trustee earned $279,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no reductions or waivers for the year ended September 30, 2000.

  At September 30, 2000, the Trustee and its affiliates held 3,296,942 MidCap SPDRs, or 10.69% of fractional undivided interest in the Trust.

NOTE 5--INVESTMENT TRANSACTIONS

  For the year ended September 30, 2000, the Trust had purchases and sales of investment securities of $726,479,197 and $771,167,296, respectively. At September 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation was $408,970,096 and gross unrealized depreciation was $374,704,682, resulting in net unrealized appreciation of $34,265,414.

NOTE 6--FEDERAL INCOME TAX STATUS

  As of September 30, 2000, the Trust had permanent book/tax differences attributable to in-kind redemption and non-deductible expenses. To reflect reclassifications arising from these differences, undistributed net investment income was increased by $2,000,824, undistributed net realized loss on investments was increased by $1,042,355,936 and additional paid in capital was increased by $1,040,355,112.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                     Shares       Value
---------------------------------------------------------
3COMM CORP.                     1,106,889 $21,238,432.69*
ABERCROMBIE & FITCH CO.           315,553   6,015,229.06*
ACNIELSEN                         181,102   4,312,491.38*
ACUSON CORP.                       86,424   1,966,146.00*
ACXIOM CORP.                      276,301   8,772,556.75*
ADTRAN INC.                       121,169   5,155,362.30*
AFFILIATED COMPUTER SVCS.         155,057   7,733,467.88*
AGCO CORP.                        186,620   2,216,112.50
AGL RESOURCES LTD.                169,691   3,404,425.69
AIRBORNE FREIGHT                  153,494   1,563,720.13
AIRGAS INC.                       207,534   1,413,825.38*
AK STEEL HLDG. CORP.              343,390   3,219,281.25
ALASKA AIR GROUP                   82,813   1,987,512.00*
ALBANY INTERNATIONAL               95,978   1,151,736.00*
ALBEMARLE CORP.                   143,445   2,895,795.94
ALEXANDER & BALDWIN               126,615   3,291,990.00
ALLEGHENY ENERGY INC.             345,845  13,206,955.94
ALLETE                            232,555   5,145,279.38
ALLIANT ENERGY                    247,409   7,267,639.38
ALLMERICA FINANCIAL               166,183  10,625,325.56
AMBAC FINANCIAL GROUP             218,776  16,025,342.00
AMERICAN EAGLE OUTFITTERS         146,075   4,601,362.50*
AMERICAN FINANCIAL GROUP HLDG.    183,357   4,251,590.44
AMERICAN STANDARD COS.            218,861   9,725,635.69*
AMERICAN WATER WORKS              307,060   8,463,341.25
AMETEK, INC.                      100,328   2,125,699.50
ANTEC CORPORATION                 118,808   3,504,836.00*
APOLLO GROUP                      235,490   9,390,163.75*
APRIA HEALTHCARE GROUP            163,869   2,283,924.19*
ARNOLD IND.                        76,998   1,299,341.25
ARROW ELECTRONICS                 306,531  10,441,212.19*
ARVINMERITOR INC.                 222,346   3,265,706.88
ASSOCIATED BANC-CORP.             214,620   5,633,775.00
ASTORIA FINANCIAL                 159,081   6,144,503.63
ATLAS AIR                         119,359   5,042,917.75*

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                    Shares       Value
-------------------------------------------------------
ATMEL CORP.                    1,443,715 21,926,421.56*
AVNET, INC.                      285,994  8,115,079.75
AVOCENT CORP.                    134,573  7,418,336.63*
BANDAG INC.                       64,928  2,333,350.00
BANKNORTH GROUP NEW              452,781  8,093,460.38
BANTA CORP.                       78,147  1,904,833.13
BARNES & NOBLE                   200,769  3,952,639.69*
BECKMAN COULTER INC.              92,640  7,144,860.00
BELO (A.H.) CORP.                368,691  6,797,740.31
BERGEN BRUNSWIG                  421,935  4,931,365.31
BJ SERVICES                      260,076 15,897,145.50*
BJ'S WHOLESALE CLUB              229,208  7,821,723.00*
BLACK HILLS                       71,815  2,015,308.44
BLYTH INDUSTRIES                 150,084  3,517,593.75
BOB EVANS FARMS                  111,042  2,054,277.00
BORDERS GROUP                    245,451  3,420,973.31*
BORG-WARNER AUTOMOTIVE            81,977  2,715,488.13
BOWATER INC.                     157,030  7,292,080.63
BRINKER INTERNATIONAL            204,311  6,154,868.88*
BROADWING INC.                   675,494 17,267,315.38
C.H. ROBINSON WORLDWIDE          132,381  7,460,910.42
CABOT CORP.                      208,658  3,802,750.32
CABOT MICROELECTRONICS CORP.      73,875  3,546,000.00*
CADENCE DESIGN SYSTEMS           771,137 19,808,581.69*
CALLAWAY GOLF CO.                236,351  3,633,896.63
CALPINE CORP.                    431,843 45,073,613.13*
CAMBRIDGE TECHNOLOGY PARTNERS    197,490    864,018.75*
CARLISLE COMPANIES                94,748  3,932,042.00
CARPENTER TECHNOLOGY              68,786  2,003,392.25
CARTER-WALLACE                   141,710  3,463,038.13
CBRL GROUP, INC.                 178,594  2,567,288.75
CDW COMPUTER CENTERS             273,808 18,892,752.00*
CHECKFREE HOLDINGS               234,444  9,821,005.69*
CHIRON CORP.                     572,341 25,755,345.00*
CHRIS-CRAFT INDUSTRIES           109,385  9,010,589.38*
CHURCH & DWIGHT                  119,832  2,201,913.00

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                  Shares      Value
----------------------------------------------------
CINTAS CORPORATION            524,417 22,844,915.56
CIRRUS LOGIC                  206,481  8,323,765.31*
CITY NATIONAL CORP.           149,269  5,765,515.13
CK WITCO CORP.                356,737  2,809,303.88
CLAIRE'S STORES               160,499  2,888,982.00
CLAYTON HOMES                 432,100  4,321,000.00
CLECO CORP. HLDG. CO.          70,402  3,291,293.50
CLEVELAND CLIFFS INC COM       32,888    752,313.00
CNF TRANSPORTATION INC.       152,072  3,383,602.00
COMDISCO, INC.                476,566  9,084,539.38
COMMSCOPE                     160,412  3,930,094.00*
COMPASS BANCSHARES            378,612  7,382,934.00
CONCORD EFS INC.              666,036 23,654,684.81*
CONECTIV                      278,092  4,970,894.50
COOPER CAMERON CORP.          166,108 12,240,083.25*
COVANCE INC.                  179,452  1,469,263.25*
CREDENCE SYSTEMS CORPORATION  164,367  4,931,010.00*
CSG SYSTEMS INTL.             163,869  4,752,201.00*
CYPRESS SEMICONDUCTOR         377,703 15,698,280.94*
CYTEC INDUSTRIES              126,916  4,243,753.75*
DEAN FOODS                    111,129  3,695,039.25
DENTSPLY INT'L.               161,956  5,658,337.75
DEVRY INC.                    217,909  8,198,826.13*
DIAL CORP.                    297,117  3,453,985.13
DIEBOLD, INC.                 223,167  5,927,873.44
DIME BANCORP INC.             342,285  7,380,520.31
DOLE FOODS                    174,886  2,623,290.00
DOLLAR TREE STORES            336,338 13,642,710.13*
DONALDSON CO.                 141,988  3,123,736.00
DPL INCORPORATED              413,811 12,310,877.25
DQE, INC.                     185,430  7,440,378.75
DREYER'S GRAND ICE CREAM       88,159  1,900,928.44
DSP GROUP                      84,091  3,142,901.13*
DST SYSTEMS INC.              196,457 23,083,697.50*
DYNEGY INC.                   969,617 55,268,169.00
E*TRADE GROUP                 939,203 15,438,149.31*

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                Shares      Value
--------------------------------------------------
EDWARDS (A.G.), INC.        257,784 13,485,325.50
EDWARDS LIFESCIENCES        183,003  3,991,752.94*
ELECTRONIC ARTS             406,825 20,086,984.38*
ENERGIZER HOLDINGS INC.     299,237  7,331,306.50*
ENERGY EAST                 408,929  9,252,018.63
ENSCO INT'L.                432,754 16,552,840.50
EVEREST REINSURANCE HLDGS.  143,501  7,103,299.50
EXPRESS SCRIPTS 'A'         118,880  8,589,080.00*
FAMILY DOLLAR STORES        536,051 10,318,981.75
FASTENAL COMPANY            118,811  6,846,483.88
FEDERAL SIGNAL              141,863  2,819,527.13
FEDERAL-MOGUL               220,812  1,200,665.25
FERRO CORP.                 108,542  2,069,081.88
FINOVA GROUP INC COM        191,982  1,391,869.50
FIRST HEALTH GROUP INC.     151,662  4,891,099.50*
FIRST SECURITY CORP.        617,371 10,070,864.44
FIRST TENNESSEE NATIONAL    406,114  8,299,954.88
FIRST VIRGINIA BANKS        144,569  6,162,253.63
FIRSTMERIT CORP.            276,674  6,346,209.88
FISERV INC.                 385,893 23,105,343.38*
FLOWERS INDUSTRIES          313,117  6,105,781.50
FLOWSERVE CORP.             117,183  1,926,195.56
FOREST LABORATORIES         273,270 31,340,653.13*
FOUNDATION HEALTH SYS INC.  383,350  6,373,193.75*
FULLER (H.B.) CO.            44,200  1,270,750.00
FURNITURE BRANDS INT'L.     155,442  2,584,223.25*
GALILEO INTL INC.           280,501  4,347,765.50
GARTNER GROUP               268,773  2,922,906.38*
GATX CORP.                  148,753  6,229,031.88
GENZYME CORP.               270,348 18,434,354.25*
GEORGIA GULF CORP.           98,606  1,127,806.13
GILEAD SCIENCES             146,307 16,048,049.06*
GLOBAL MARINE               549,411 16,963,064.63*
GRANITE CONSTRUCTION         85,459  2,072,380.75
GRANT PREDECO INC.          339,676  7,451,642.25*
GREATER BAY BANCORP.         62,298  4,325,817.38

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                    Shares      Value
------------------------------------------------------
GREENPOINT FINANCIAL CORP.      319,261  9,458,107.13
GTECH HOLDINGS CORP.            109,000  1,805,312.50*
HORMEL FOODS CORP.              439,234  7,329,717.38
HAWAIIAN ELECTRIC INDUSTRIES    102,104  3,560,877.00*
HSB GROUP INC.                   90,918  3,648,084.75
HISPANIC BROADCASTING 'A'       340,772  9,499,019.50*
HIBERNIA CORP.                  497,893  6,099,189.25
HARTE-HANKS, INC.               212,156  5,781,251.00
HORACE MANN EDUCATORS           126,881  2,077,676.38
HEALTH MANAGEMENT ASSOC.        760,264 15,822,994.50*
HILLENBRAND INDUSTRIES          195,824  8,763,124.00
HANOVER COMPRESSOR HLDG. CO.    183,401  6,040,770.44
HELMERICH & PAYNE               156,137  5,640,449.13
HON INDUSTRIES                  188,412  4,639,645.50
HARRIS CORP.                    216,609  6,159,818.44
HOUGHTON MIFFLIN                 95,787  3,759,639.75
HARSCO CORP.                    125,178  2,761,739.63
HUBBELL INC. (CLASS B)          189,971  4,761,148.19
HUNT(J.B.) TRANSPORT SERV INC.  110,086  1,403,596.50
IBP, INC.                       330,632  6,054,698.50
ICN PHARMACEUTICALS             248,774  8,271,735.50
IDACORP INC. HLDG. CO.          117,787  5,447,648.75
IDEC PHARMACEUTICALS CORP.      140,463 24,631,503.89*
IMATION CORP.                   111,261  2,072,236.13*
IMC GLOBAL INC.                 359,506  5,212,837.00
INCYTE PHARMACEUTICALS INC.     200,350  8,239,393.75*
VECTREN CORPORATION             191,615  3,892,179.69
INFOCUS CORP.                   118,110  6,259,830.00*
INFORMIX CORP.                  889,241  3,668,119.13*
INTEGRATED DEVICES TECH.        326,013 29,504,176.50*
INTERNATIONAL GAME TECHNOLOGY   226,962  7,631,597.25
INTERNATIONAL MULTIFOODS CORP.   58,674  1,019,460.75
INTERNATIONAL RECTIFIER CORP.   192,401  9,728,275.56*
INTERNATIONAL SPEEDWAY          166,293  6,485,427.00
INTERSTATE BAKERIES             206,340  3,017,722.50
INTUIT, INC.                    637,100 36,314,700.00*

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                      Shares      Value
--------------------------------------------------------
INVESTMENT TECHNOLOGY GROUP        97,228  3,883,043.25*
IPALCO ENTERPRISES                268,450  6,140,793.75
IVAX CORP.                        496,687 22,847,602.00*
JABIL CIRCUIT                     594,917 33,761,539.75*
JACOBS ENGINEERING GROUP           82,212  3,314,171.25*
JONES APPAREL GROUP               371,788  9,852,382.00*
KANSAS CITY POWER & LIGHT         193,679  5,168,808.31
KAYDON CORP.                       93,786  2,157,078.00
KEANE INC.                        218,031  3,793,739.40*
KELLY SERVICES                    111,881  2,643,188.63
KENNAMETAL INC.                    95,242  2,452,481.50
KEYSTONE FINANCIAL INC.           153,864  3,346,542.00
KINDER MORGAN, INC.               357,946 14,653,414.38
L-3 COMMUNICATIONS HOLDINGS INC.  104,377  5,897,300.50*
LANCASTER COLONY                  122,788  3,015,980.25
LANCE, INC.                        90,664    881,140.75
LANDS' END                         94,873  1,992,333.00*
LATTICE SEMICONDUCTOR CORP.       154,847  8,323,026.25*
LEAR CORPORATION                  207,098  4,258,452.63*
LEE ENTERPRISES                   137,388  3,967,078.50
LEGATO SYSTEMS INC.               272,336  3,659,515.00*
LEGG MASON                        190,942 11,098,503.75
LENNAR CORP.                      192,996  5,729,568.75
LG&E ENERGY                       406,101  9,924,093.19
LINCARE HOLDINGS                  167,001  4,790,841.19*
LITTON INDUSTRIES                 141,541  6,325,113.44*
LONE STAR STEAKHOUSE               80,414    593,053.25
LONGVIEW FIBRE                    161,834  1,942,008.00
LUBRIZOL CORP.                    166,140  3,270,881.25
LYONDELL CHEMICAL CO.             368,121  4,348,429.31
MACROMEDIA INC COM                163,656 13,225,450.50*
MAGNETEK, INC.                     72,908    774,647.50
MANDALAY RESORT GROUP             244,643  6,268,976.88*
MANPOWER INC.                     237,387  7,581,547.31
MARCHFIRST INC.                   470,416  7,379,651.00*
MARSHALL & ILSLEY CORP.           325,621 16,321,752.63

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                Shares      Value
--------------------------------------------------
MARTIN MARIETTA MATERIALS   146,448  5,606,029.44
MAXXAM INC.                  21,132    419,998.50*
MCCORMICK & CO.             214,254  6,374,056.50
MCN ENERGY GROUP INC.       282,514  7,239,421.25
MEDIA GENERAL                72,466  3,116,038.00
MENTOR GRAPHICS             200,963  4,735,190.69*
MERCANTILE BANKSHARES       220,267  7,995,003.77
MICREL INC.                 263,615 17,662,205.00*
MICROCHIP TECHNOLOGY        371,842 12,294,009.59*
MILLENNIUM PHARMACEUTICALS  293,798 42,912,870.38*
MILLER (HERMAN)             246,425  7,901,001.56
MINERALS TECHNOLOGIES        63,939  2,941,194.00
MINIMED INC.                200,644 17,932,557.50*
MODINE MFG.                  91,679  2,582,769.33
MODIS PROFESSIONAL SVC.     301,959  1,566,412.31*
MOHAWK INDUSTRIES           166,446  3,630,603.38*
MONTANA POWER               330,795 11,040,283.13
MONY GROUP INC.             144,516  5,762,575.50
MURPHY OIL                  141,021  9,139,923.56
MYLAN LABORATORIES          390,528 10,519,848.00
NABORS IND INC.             457,307 23,962,886.80*
NATIONAL COMMERCE BANCORP.  636,204 12,684,317.25
NATIONAL FUEL GAS           123,011  6,896,304.19
NAVIGANT CONSULTING INC.    129,337    444,595.94*
NCH CORP.                    16,757    591,731.56
NCO GROUP INC.               80,201    952,386.88*
NEIMAN-MARCUS GROUP 'A'     148,559  4,818,882.56*
NETWORK ASSOCIATES INC.     431,433  9,761,171.63*
NEWPORT NEWS SHIPBUILDING    95,371  4,136,717.13
NISOURCE INC.               379,567  9,251,945.63
NOBLE AFFILIATES            174,927  6,494,164.88
NOBLE DRILLING CORP.        417,732 20,991,033.00*
NORDSON CORPORATION         101,052  2,873,666.25
NORTH FORK BANCORP.         544,817 11,781,667.63
NORTHEAST UTILITIES         465,580 10,097,266.25
NOVA CORP.                  219,618  3,760,958.25*

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                     Shares      Value
-------------------------------------------------------
NSTAR                            168,836  6,795,649.00
NVIDIA CORP.                     201,815 16,523,603.13*
OCEAN ENERGY INC.(NEW)           522,636  8,068,193.25*
OFFICEMAX INC.                   353,671  1,259,952.94*
OGDEN CORP.                      155,398  2,107,585.38
OGE ENERGY CORP.                 243,839  5,196,818.69
OHIO CASUALTY                    188,133  1,193,468.72
OLD REPUBLIC INT'L.              367,338  8,839,070.63
OLIN CORP.                       141,346  2,288,038.38
OMNICARE, INC.                   288,640  4,654,320.00
OUTBACK STEAKHOUSE               243,936  6,616,764.00*
OVERSEAS SHIPHOLDING GROUP       106,178  2,906,622.75
OXFORD HEALTH PLANS              262,722  8,074,596.47*
P.H. GLATFELTER CO.              132,650  1,608,381.25
PACIFIC CENTURY FINANCIAL CORP.  248,689  4,258,799.13
PACIFICARE HEALTH SYS.           109,307  3,805,249.94*
PAPA JOHN'S INT'L.                75,792  1,899,537.00
PARK PLACE ENTERTAINMENT         940,202 14,220,555.25*
PAYLESS SHOESOURCE INC. HLDG.     69,735  3,905,160.00*
PENNZOIL-QUAKER STATE (NEW)      245,971  2,582,695.50
PENTAIR CORP.                    151,978  4,065,411.50
PERRIGO CO.                      229,765  1,572,454.22*
PIONEER NATURAL RESOURCES        310,834  4,409,957.38*
PITTSTON BRINK'S GROUP           162,150  2,513,325.00
PMI GROUP                        138,324  9,371,451.00
POLICY MANAGEMENT SYSTEMS        111,442  1,504,467.00*
POLYCOM INC.                     222,152 14,877,241.75*
POTOMAC ELECTRIC POWER           355,193  8,946,423.69
POWERWAVE TECHNOLOGIES INC.      192,711  7,316,995.78*
PRECISION CASTPARTS              155,003  5,948,240.13
PROTECTIVE LIFE CORP.            202,172  6,039,888.50
PROVIDENT FINANCIAL GROUP INC.   152,670  4,484,681.25
PSS WORLD MEDICAL INC.           222,587    806,877.88*
PUBLIC SERVICE OF NEW MEXICO     123,812  3,203,635.50
PUGET SOUND ENERGY, INC.         267,329  6,783,473.38
QLOGIC CORP.                     281,042 24,731,696.00*

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                    Shares      Value
------------------------------------------------------
QUANTA SVCS INC.                201,258  5,534,595.00*
QUANTUM CORP.-DSSG STOCK        466,507  7,026,761.69*
QUEST DIAGNOSTICS INC.          143,034 16,413,151.50*
QUESTAR CORP.                   250,888  6,977,822.50
QUOROM HEALTH GROUP             223,029  2,899,377.00*
RATIONAL SOFTWARE               584,463 40,547,120.63*
RAYONIER INC.                    85,202  3,061,946.88
READERS DIGEST ASSOC.           329,592 11,638,717.50
RETEK INC.                      148,302  7,860,006.00*
REYNOLDS & REYNOLDS             240,121  4,772,404.88
RJ REYNOLDS TOBACCO HLDGS.      319,308 10,297,683.00
ROBERT HALF INT'L.              559,739 19,415,946.56*
ROLLINS, INC.                    94,062  1,393,293.38
ROSLYN BANCORP INC.             202,839  4,538,522.63
ROSS STORES                     259,822  3,734,941.25
RPM INC.                        329,479  2,985,903.44
RUDDICK CORP.                   144,735  2,008,198.13
RYERSON TULL, INC. (NEW)         77,583    732,189.56
SAKS INCORPORATED               442,575  4,370,428.13*
SAWTEK INC.                     133,148  5,128,278.44*
SCANA CORP.                     327,973 10,126,166.38
SCHOLASTIC CORP.                 53,213  4,233,759.31*
SCHULMAN (A.), INC.              92,377  1,016,147.00
SCI SYSTEMS INC.                453,564 18,596,124.00*
SEI INVESTMENTS CO.             166,565 11,784,473.75
SEMTECH CORPORATION COMMON      204,195  8,805,909.38*
SENSORMATIC ELECTRONICS         241,224  3,618,360.00*
SEPRACOR INC.                   229,239 28,124,759.81*
SEQUA CORP.                      32,497  1,381,122.50
SHAW INDUSTRIES                 396,556  7,336,286.00
SIERRA PACIFIC RESOURCES (NEW)  245,655  4,421,790.00
SILICON VY BANCSHARES           151,480  8,821,343.13*
SIX FLAGS INC.                  246,463  3,820,176.50*
SMITH INTERNATIONAL             157,844 12,874,151.25*
SMUCKER (J.M.)                   75,404  1,833,259.75
SOLUTIA INC.                    333,525  3,793,846.88
SONOCO PRODUCTS                 311,538  5,627,155.13
SOTHEBY'S HOLDINGS              184,497  4,589,362.88
SOUTHDOWN                       112,438  8,011,207.50

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                    Shares      Value
------------------------------------------------------
SOVEREIGN BANCORP.              707,505  6,544,421.25
SPX CORP.                        99,079 14,063,025.56*
STANDARD REGISTER CO.            85,738  1,371,808.00
STERIS CORP.                    211,260  2,535,120.00*
STEWART & STEVENSON SERVICES     87,727  1,529,739.56
STORAGE TECHNOLOGY              318,052  4,313,580.25*
STRUCTURAL DYNAMICS RESEARCH    113,550  1,859,381.25*
STRYKER CORP.                   611,853 26,271,438.19
SUIZA FOODS CORP.                87,207  4,420,304.81*
SUNGARD DATA SYSTEMS            413,222 17,691,066.88*
SUPERIOR INDUSTRIES              81,072  2,432,160.00
SWIFT TRANSPORTATION            198,032  2,586,793.00*
SYBASE INC.                     278,775  6,411,825.00*
SYBRON INT'L.                   329,392  7,905,408.00*
SYKES ENTERPRISES               129,543    696,293.63*
SYLVAN LEARNING SYSTEMS         117,045  1,733,729.06*
SYMANTEC CORP.                  191,042  8,405,848.00*
SYMBOL TECHNOLOGIES             429,801 15,445,973.44
SYNOPSYS INC.                   223,940  8,481,727.50*
TCF FINANCIAL                   251,470  9,461,558.75
TECH DATA CORP.                 166,155  7,103,126.25*
TECO ENERGY                     393,146 11,302,947.50
TECUMSEH PRODUCTS CO.            59,833  2,505,506.88
TELEFLEX                        119,660  4,113,312.50
TELEPHONE & DATA SYSTEMS        187,867 20,796,876.90
THE TIMBER CO.                  250,324  6,727,457.50
TIDEWATER INC.                  174,488  7,939,204.00
TITAN CORP.                     168,297  2,776,900.50*
TRANSACTION SYSTEMS ARCHITECTS  103,657  1,684,426.25*
TRANSWITCH CORP.                255,877 16,312,158.75*
TRIGON HEALTHCARE INC.          117,887  6,196,435.44*
TRINITY INDUSTRIES              118,448  2,768,722.00
TRIQUINT SEMICONDUCTOR INC.     244,672  8,915,236.00*
TYSON FOODS                     704,997  7,049,970.00
UCAR INTERNATIONAL              141,356  1,793,454.25*
ULTRAMAR DIAMOND SHAMROCK       272,236  6,907,988.50
UNIFI, INC.                     178,134  1,814,740.13*
UNITED RENTALS INC.             220,110  5,310,153.75*
UNITRIN, INC.                   213,640  6,769,717.50

-----------

(*) Denotes non-income producing security.

                        MIDCAP SPDR Trust, Series 1

                          Schedule of Investments

                            September 30, 2000

Common Stock                    Shares         Value
-----------------------------------------------------------
UNIVERSAL CORP.                   88,419      2,597,308.13
UNIVERSAL FOODS                  152,761      3,112,505.38
UNIVISION COMMUNICATIONS         645,286     24,117,564.25*
USG CORP.                        139,179      3,488,173.69
UTILICORP UNITED                 290,159      7,507,864.13
VALASSIS COMMUNICATION           169,851      3,779,184.75*
VALERO ENERGY                    192,633      6,778,273.69
VALSPAR CORP.                    133,602      3,071,509.98
VARCO INT'L.                     291,070      6,057,894.38*
VIAD CORP.                       293,434      7,794,340.63
VISHAY INTERTECHNOLOGY           432,366     13,295,254.50*
VISX INC.                        189,542      5,105,787.63*
VITESSE SEMICONDUCTOR            562,498     50,027,165.88*
WADDELL & REED FINL INC.         257,214      7,973,634.00
WALLACE COMPUTER SERVICES        126,371      1,927,157.75
WARNACO GROUP                    165,012        660,048.00
WASHINGTON GAS LIGHT COMPANY     145,405      3,907,759.38
WASHINGTON POST                   29,588     15,618,765.50
WATERS CORPORATION               400,380     35,633,820.00*
WAUSAU-MOSINEE PAPER             160,828      1,246,417.00
WEATHERFORD INT'L. INC.          339,955     14,618,065.00*
WEBSTER FINANCIAL CORP.          166,390      4,482,130.63
WELLMAN, INC.                     99,414      1,435,289.63
WESTAMERICA BANCORP.             112,902      3,775,160.63
WESTERN RES INC.                 217,176      4,696,431.00
WESTPOINT STEVENS                155,551      1,905,499.75
WESTWOOD ONE, INC.               350,659      7,517,252.31*
WHITMAN CORP.                    426,989      4,937,060.31
WILLIAMS-SONOMA INC.             174,038      6,047,820.50*
WILMINGTON TRUST CORP.           101,246      5,429,316.75
WIND RIV SYS INC.                226,806     10,872,512.63*
WISCONSIN CENTRAL TRANS.         153,932      1,625,906.75*
WISCONSIN ENERGY                 381,668      7,609,505.75
YORK INTERNATIONAL               119,127      2,963,284.13
ZIONS BANCORP.                   272,092     13,914,954.94
                              ---------- -----------------
  TOTALS                      96,401,662 $3,050,794,688.23
                              ========== =================

-----------
(*) Denotes non-income producing security.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in Part B this Prospectus.

Objectives

  The Sponsor formed the Trust to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the Securities which consist of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P MidCap 400 Index, in the form of a security that closely tracks the S&P MidCap 400 Index and that may be traded as a share of common stock. The investment objective of the Trust is to provide investment results that generally correspond to the price and yield performance of the component, before expenses, common stocks of the S&P MidCap 400 Index (the "Index Securities"). There can be no assurance that this investment objective will be met fully. For example, it will not be possible for the Trust to replicate and maintain exactly the composition and relative weightings of the Index Securities. It is also possible that, from time to time, the Trust will be unable to purchase all of the Index Securities. In certain circumstances, the Trust may be required to make distributions in excess of the yield performance of the Index Securities (see "Tax Status of the Trust"). The value of the Securities and, consequently, the value of MidCap SPDRs, is subject to changes in the value of common stocks generally and to other factors. Further, the payment of dividends and maintenance of capital are subject to a number of conditions, including the financial condition of the issuers of the Securities (see "Special Considerations and Risk Factors").

The Trust

  The Trust is a unit investment trust organized under the laws of the State of New York. The Trust is governed by a trust agreement (the "Trust Agreement") between The Bank of New York, a corporation organized under the laws of New York with powers of a trust company under the New York Banking Law (the "Trustee"), and the Sponsor dated and executed as of April 27, 1995.

Distributor

  The Distributor for MidCap SPDRs is ALPS Mutual Funds Services, Inc., a registered broker-dealer, and a member of the National Association of Securities Dealers, Inc. (see "Underwriting").

Portfolio Deposits

  All orders to create MidCap SPDRs in Creation Unit size aggregations must be placed with the Distributor (see "Underwriting" and "Procedure for Creation of Creation Units"). To be eligible to place orders with the Distributor to create Creation Unit size aggregations of MidCap SPDRs, an entity or person either must be (1) a Participating Party, as hereinafter defined or (2) a Depository Trust Company Participant (see "Book-Entry Ownership of MidCap SPDRs"), and in each case must have executed a Participant Agreement, as hereinafter defined (see "The Trust--Procedures for Creation of Creation Units" and "The Trust-- Placement of Creation Orders Using MidCap SPDR Clearing Process"). As used herein, the term "Participating Party" means a broker-dealer or other participant in the MidCap SPDR Clearing Process, as hereinafter defined, through the Continuous Net Settlement ("CNS") System of the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the Securities and Exchange Commission (the "Commission"). Upon acceptance of an order to create MidCap SPDRS, the Distributor will transmit such order to the Trustee and instruct the Trustee to initiate the book entry movement of the appropriate number of MidCap SPDRs to the account of the entity placing the order. Payment for orders to create MidCap SPDRs will be made by deposits with the Trustee of a portfolio of securities that is substantially similar in composition and weighting to the Index Securities (see "The Trust--Creation of MidCap SPDRs"), together with a cash payment in an amount which shall be equal to the Dividend Equivalent Payment (as hereinafter defined), plus or minus, as the case may be, the Balancing Amount (as hereinafter defined--see "The Portfolio--Adjustments to the Portfolio Deposit"). The "Dividend Equivalent Payment" enables the Trustee to make a distribution of dividends on the next Dividend Payment Date (as hereinafter defined), and is an amount equal, on a per Creation Unit basis, to the dividends on all the Securities with ex-dividend dates within the accumulation period, net of expenses and accrued liabilities for such period (including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and (y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust")), as if all of the Securities had been held for the entire accumulation period for such distribution. For federal income tax purposes, a portion of dividend distributions may result in a return of capital to Beneficial Owners (as hereinafter defined) of MidCap SPDRs (see "Tax Status of the Trust").

  The Dividend Equivalent Payment and the Balancing Amount are collectively referred to herein as the "Cash Component" and the deposit of such a portfolio of securities and the Cash Component are collectively referred to herein as a "Portfolio Deposit". In connection with the creation of MidCap SPDRs, in the event that the Trustee determines, in its discretion, that one or more Index Securities are likely to be unavailable for delivery or available in insufficient quantity for delivery to the Trust upon the creation of MidCap SPDRs in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit (see "The Trust--Creation of Creation Units"). If an Index Security is not eligible for transfer through the MidCap SPDR Clearing Process, the Trustee shall include the cash equivalent value of such Index Security as a part of the Cash Component to be received from the creator in the manner discussed in the preceding sentence. Such cash equivalent value will be based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor (see "Procedures for Creation of Creation Units", "Placement of Creation Orders Using MidCap SPDR Clearing Process" and "Placement of Creation Orders Outside MidCap SPDR Clearing Process".) As of the Initial Date of Deposit, one of the Index Securities, the common stock issued by Overseas Shipholding Group Inc. ("OSG"), is not eligible for transfer through the MidCap SPDR Clearing Process. Therefore, creators will provide the Trustee with the cash equivalent value of OSG stock as a part of the Cash Component in lieu of including OSG stock in the securities portion of a Portfolio Deposit. Pursuant to the Trust Agreement, the Trustee will use such cash to purchase the appropriate number of OSG shares and will hold such securities in physical form. If OSG stock subsequently becomes eligible for transfer through the MidCap SPDR Clearing Process, the Trustee shall notify the Distributor and DTC. Thereafter, OSG stock would be included in the Portfolio Deposit and would be treated in the same manner as other Index Securities.

  In connection with the creation of MidCap SPDRs, if a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right, in its discretion, to permit the cash equivalent value of such Index Security or Index Securities to be included in the Portfolio Deposit based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor (see "Placement of Creation Orders Outside MidCap SPDR Clearing Process") as part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit. In such case such creator will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit, as described below.

  Investors should be aware that when the Trustee receives a Cash Component, a portion of which is to be used to purchase certain Index Securities under certain circumstances discussed above and under "The Trust--Creation of Creation Units," the Trust will bear brokerage commissions incurred in connection with the purchase of such Index Securities as well as the risk of any market price increase or decrease that may occur with regard to such Index Security until the cash is used by the Trustee to purchase such Index Security (see "Special Considerations and Risk Factors--General").

  An entity or person placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing processes of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Unit size aggregations of MidCap SPDRs, such processes being referred to herein as the "MidCap SPDR Clearing Process", or (ii) with the Trustee outside the MidCap SPDR Clearing Process (i.e., through the facilities of DTC).

Transaction Fee

  A transaction fee is payable to the Trustee in connection with each creation and each redemption made through the MidCap SPDR Clearing Process of Creation Unit size aggregations of MidCap SPDRs (the "Transaction Fee") subject to the changes, modifications or waivers, if any, described below. Such Transaction Fee is non-refundable, regardless of the NAV of the Trust.

  Until further notice is given as described below, the Transaction Fee charged in connection with each creation or redemption of Creation Units through the MidCap SPDR Clearing Process is $3,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day (see "Procedures for Creation of Creation Units" and "Procedure for Redemption of MidCap SPDRs"). This $3,000 charge is subject to a limit not to exceed 20/100 of one percent (20 basis points) of the value of one Creation Unit at the time of creation (the "20 Basis Point Limit")*. No modifications to, or reductions, discounts or waivers of, the Transaction Fee charged in
------------
 * The amount of the Transaction Fee currently in effect will be available from the Trustee.

connection with the creation or redemption of Creation Units are scheduled or currently contemplated by the Sponsor.

  If Creation Units are created or redeemed outside the MidCap SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to the creator or redeemer per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with the creation or redemption of one Creation Unit outside the MidCap SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 ((3) times $3,000) for a total not to exceed $12,000.

  From time to time and for such periods as the Sponsor, in its sole discretion, may determine, the Transaction Fee (as well as any additional amounts charged in connection with creations and/or redemptions made outside the MidCap SPDR Clearing Process) may be increased, decreased, otherwise modified or waived in its entirety for certain lot-size creations and/or redemptions of MidCap SPDRs, or for creations and/or redemptions made under certain specified circumstances, without consent of Beneficial Owners, subject to certain conditions (see "The Trust--Creation of Creation Units" and "Procedures for Redemption of MidCap SPDRs"). The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of MidCap SPDRs subject to such an increase or decrease and/or entitled to such waiver of the Transaction Fee. Any change so made will not cause the amount of the Transaction Fee to exceed the 20 Basis Point Limit at the time of a creation, or redemption, as the case may be. Such changes and variations will be effected by an amendment to the current Trust prospectus. The amount of the new Transaction Fee in effect at any given time will be available from the Trustee.

Size of Creation Unit Aggregations of MidCap SPDRs

  MidCap SPDRs may be created or redeemed only in Creation Unit size aggregations of 25,000 MidCap SPDRs, or in multiples thereof (e.g., 50,000, 75,000, 100,000 MidCap SPDRs), and in no event will fractional Creation Units be created or redeemed.* The Sponsor reserves the right to direct the Trustee to declare a split or reverse split in the number of MidCap SPDRs outstanding and
-----------
* See "Dividend Reinvestment Service", however, for a description of the sole case in which MidCap SPDRs may be created by the Trustee in less than a Creation Unit size aggregation of 25,000 MidCap SPDRs.

a corresponding change in the number of MidCap SPDRs constituting a Creation Unit in the event that the per MidCap SPDR price in the secondary market changes to an amount that the Sponsor believes falls outside a desirable retail range. For example, if a 2-for-1 split were declared, the number of MidCap SPDRs in a Creation Unit size aggregation of MidCap SPDRs would double (e.g., from 25,000 to 50,000 MidCap SPDRs per Creation Unit).

Portfolio Adjustments

  To maintain the correspondence between the composition and weighting of Securities and that of the Index Securities, the composition and weightings of the Securities are adjusted from time to time to conform to periodic changes in the identity and/or relative weightings of the Index Securities made by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("Standard & Poor's" or "S&P"). The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's portfolio at least monthly; adjustments are made more frequently, however, in the case of changes to the S&P MidCap 400 Index that are significant (see "The Portfolio--Adjustments to the Portfolio"). The composition and weightings of the securities portion of a Portfolio Deposit are also adjusted to conform to changes in the S&P MidCap 400 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on the Business Day (a "Business Day" being any day that the New York Stock Exchange is open for business) following the third (3rd) day on which the change to the S&P MidCap 400 Index takes effect after the close of the market (see "The Portfolio--Adjustments to the Portfolio Deposit").

Book Entry Ownership of MidCap SPDRs

  The Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (the "Depository") or its nominee will be the record or registered owner of all outstanding MidCap SPDRs. Beneficial ownership of MidCap SPDRs will be shown on the records of the Depository or its participants. Certificates will not be issued for MidCap SPDRs, whether in Creation Unit size aggregations or otherwise (see "The Trust--Book-Entry-Only System").

Expenses

  The expenses incident to the organization of the Trust and its registration as an investment company were capitalized and are being amortized on a straight line basis over five years following the Initial Date of Deposit (see

"Expenses of the Trust"). The Trustee's fees are set forth generally in the Summary of Essential Information and more specifically in "Expenses of the Trust" below. Other expenses of the Trust are also described more fully in "Expenses of the Trust".

Federal Income Tax Considerations

  For the period ended September 30, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute dividend income for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualifying dividend income received by the Trust (see "Tax Status of the Trust"). The Trust's regular quarterly distributions are based on the dividend performance of the Securities held during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income (see "Tax Status of the Trust" and "Administration of the Trust-- Distributions to Beneficial Owners").

ERISA Considerations

  In considering the advisability of an investment in MidCap SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in MidCap SPDRs is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

  The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving the Trust's assets while MidCap

SPDRs are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, the Trust's assets will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase MidCap SPDRs. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving the Trust's assets because MidCap SPDRs represent an interest in the Trust, and the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

  Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in MidCap SPDRs and the considerations discussed above, to the extent applicable.

Restrictions on Purchases by Investment Companies

  The acquisition of MidCap SPDRs by registered investment companies is subject to the restrictions set forth in section 12(d)(1) of the 1940 Act.

Investment Management

  The Trust holds the Securities and cash and is not actively "managed" by traditional methods, which typically involve effecting changes in the Securities on the basis of judgments made relating to economic, financial and market considerations. The composition and relative weightings of the Securities are, however, adjusted to conform to changes in the composition and weighting of the Index Securities in the manner set forth in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio").

Distributions

  Quarterly distributions based on the amount of dividends payable with respect to Securities held by the Trust and other income, if any, received by the

Trust, net of fees and expenses, are made via the Depository and its participants to Beneficial Owners (see "The Trust--Book-Entry-Only System") on each Dividend Payment Date (see "Administration of the Trust--Distributions to Beneficial Owners"). Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Code (see "Tax Status of the Trust" and "Administration of the Trust-- Distributions to Beneficial Owners"). Although all distributions are currently made quarterly, the Trustee reserves the right to vary the periodicity with which distributions are made (see "Administration of the Trust--Distributions to Beneficial Owners"). Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC book-entry Dividend Reinvestment Service (the "Service") available through certain brokers. (See "Dividend Reinvestment Service" for a brief description thereof.)

Redemption

  MidCap SPDRs in Creation Unit size aggregations are redeemable in kind only and are not redeemable for cash (see "Redemption of MidCap SPDRs"). MidCap SPDRs can be redeemed only in Creation Unit size aggregations effected by a Participating Party (with respect to redemptions through the MidCap SPDR Clearing Process) or a DTC Participant (with respect to redemptions outside the MidCap SPDR Clearing Process), in either case which has executed a Participant Agreement (see "Redemption of MidCap SPDRs--Procedure for Redemption of MidCap SPDRs"). Individual MidCap SPDRs are not redeemable, but entitle the owners thereof to certain payments upon termination of the Trust (see "Administration of the Trust--Termination"). Prior to termination, MidCap SPDR owners may aggregate individual MidCap SPDRs to Creation Unit size or multiples thereof (e.g., 25,000, 50,000 MidCap SPDRs, etc.) and request that the Trustee redeem the MidCap SPDRs so aggregated. There can be no assurance, however, that there always will be sufficient depth and liquidity in the public trading market to complete all such transactions (see "Special Considerations"). Owners of MidCap SPDRs in less than Creation Unit size aggregations may have to pay brokerage fees and commissions to acquire sufficient MidCap SPDRs (i.e., 25,000 MidCap SPDRs) to constitute a Creation Unit. Each redemption will also be accompanied by a Cash Redemption Payment (as hereinafter defined, see "Redemption of MidCap SPDRs--Procedure for Redemption of MidCap SPDRs") which on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable for delivery or available in insufficient quantity for delivery by the Trust upon the redemption of MidCap SPDRs in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Procedure for Redemption of MidCap SPDRs"), as part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. If an Index Security is not eligible for transfer through the MidCap SPDR Clearing Process, the Trustee shall include the cash equivalent value of such Index Security as a part of the Cash Redemption Payment to the redeemer in the manner discussed in the preceding sentence. As discussed above, OSG stock is currently not eligible for transfer through the MidCap SPDR Clearing Process. Therefore, the Trustee will deliver the cash equivalent value of OSG stock as a part of the Cash Redemption Payment in lieu of delivering OSG stock to the redeemer. If OSG stock subsequently becomes eligible for transfer through the MidCap SPDR Process, the Trustee will deliver OSG stock to all redeemers in the same manner as all the Index Securities transferring through the MidCap SPDR Clearing Process.

  In connection with the redemption of MidCap SPDRs, if a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Outside MidCap SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the Standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

  MidCap SPDR owners may also be required to pay Excess Cash Amounts, (as hereinafter defined) when applicable, in connection with a redemption of MidCap SPDRs (see "Redemption of MidCap SPDRs--Procedure for Redemption of SPDRs.") The Transaction Fee will be charged in connection with the redemption of each Creation Unit size aggregation of MidCap SPDRs.

If a request for redemption is made directly to the Trustee outside the MidCap SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged to the redeemer due to the increased expense associated with delivery outside the MidCap SPDR Clearing Process (see "Prospectus Summary--Transaction Fee").

Termination

  The Trust will terminate by its terms on the first to occur of: (i) the date one hundred twenty-five (125) years from the Initial Date of Deposit (i.e. April 27, 2120) or (ii) the date twenty (20) years after the death of the last survivor of eleven persons named in the Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993 (the "Termination Date"). The Trust may also be terminated earlier upon the agreement of the Beneficial Owners of 66 2/3% of the then outstanding MidCap SPDRs or in the event that MidCap SPDRs are de-listed from the Exchange (see "Exchange Listing"). The Sponsor will also have the discretionary right to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers (the "CPI-U")* as published by the United States Department of Labor, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the month preceding the month in which such adjustment is made. The Trustee shall also have the right to terminate the Trust in the event that (a) the Sponsor resigns or becomes incapable of discharging its duties and a successor is not appointed; (b) the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to MidCap SPDRs, or if the Trustee is no longer a member of NSCC; (d) Standard & Poor's ceases publishing the S&P MidCap 400 Index; or (e) the License Agreement (as hereinafter defined) is terminated. The License Agreement is currently scheduled to expire on April 27, 2020. The Trust shall also terminate if the Trustee resigns or becomes incapable of discharging its duties and a successor is not appointed (see "Administration of the Trust--Termination").

-----------
* The CPI-U, as published by the United States Department of Labor, measures the inflation rate of specified commodities deemed representative of the purchases of all urban consumers.

Underwriting

  ALPS Mutual Funds Services, Inc. (the "Distributor") acts as underwriter of MidCap SPDRs on an agency basis. All orders to create MidCap SPDRs in Creation Unit size aggregations must be placed with the Distributor, and it is the responsibility of the Distributor to transmit such orders to the Trustee. The Distributor will furnish to those placing such orders confirmation that the orders have been accepted, but the Distributor shall reject any order which is not submitted in proper form. Upon acceptance of an order to create MidCap SPDRs, the Distributor instructs the Trustee to initiate the book-entry movement of the appropriate number of MidCap SPDRs to the account of the entity placing the order. The Distributor is also responsible for delivering a prospectus to those persons creating MidCap SPDRs. The Distributor also maintains records of both the orders placed with it for the creation of MidCap SPDRs and the confirmations of acceptance issued by it. In addition, the Distributor maintains a record of the instructions given to implement delivery of MidCap SPDRs in response to orders placed with it. The Distributor may also provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 370 17th Street, Suite 3100, Denver, CO 80202. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Sponsor pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the Commission.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

General

  Investment in the Trust should be made with an understanding that the value of the Securities may fluctuate in accordance with changes in the financial condition of the issuers of the Securities (particularly those that are heavily weighted in the S&P MidCap 400 Index), the value of common stocks generally and other factors. The identity and weighting of the Index Securities and the Securities also changes from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Selection and Acquisition of Securities"). There can be no assurance that the issuers of the Securities will pay dividends on outstanding shares of common stock. Distributions on the Securities will generally depend upon the declaration of dividends by the issuers of the Securities; the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions. As discussed above, the Trust, unlike a managed investment company, will not be actively "managed" by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its securities from the Securities held by the Trust unless the Securities of such issuer are removed from the S&P MidCap 400 Index (see "The Portfolio--Adjustments to the Portfolio").

  An investment in the Trust should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Securities and thus in the value of MidCap SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. As discussed above, the Trust is not actively "managed" and therefore common stocks held by the Trust will not be disposed of as a result of normal fluctuations in the market.

  Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of such issuer because common stockholders, as owners of such issuer, have generally inferior rights to receive payments from such issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Securities thus may be expected to fluctuate over the entire life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit (see "Market Risks"). The existence of a liquid trading market for certain Securities may depend on whether dealers will make a market in such Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or that any such market will be or remain liquid. The price at which the Securities may be sold and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

  An investment in the Trust should also be made with an understanding that the Trust will not be able to replicate exactly the performance of the S&P MidCap 400 Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Portfolio Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of the S&P MidCap 400 Index. It is also possible that for a period of time, the Trust may not fully replicate the performance of the S&P MidCap 400 Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time, because the Trustee is required to correct such imbalances by means of adjusting the composition or weighting of Portfolio Securities (see "The Portfolio--Adjustments to the Portfolio").

  Investors should also be aware that when the Trustee receives a Cash Component, a portion of which is to be used to purchase certain Index Securities under the circumstances discussed under "The Trust--Creation of Creation Units" (e.g., when a security is ineligible for transfer through the MidCap SPDR Clearing Process), the Trust will bear the risk of any price increase or decrease that may occur with regard to such Index Security during the period beginning with the receipt of the Cash Component and ending when such cash is used by the Trustee to purchase some or all of the appropriate number of shares of such Index Security. Beneficial Owners of MidCap SPDRs will also be at risk, therefore, because if the price of such Index Security were to increase, Beneficial Owners would have an interest in fewer shares of such Index Security than if such Index Security had been either tendered as part of the Portfolio Deposit or purchased on the date on which the Cash Component was delivered to the Trustee. Conversely, if the price of such Index Security were to decrease, Beneficial Owners would have an interest in a greater number of shares of such Index Security than if such Index Security had been either tendered as part of the Portfolio Deposit or purchased on the date on which the Cash Component was delivered to the Trustee.

  Neither the Depository nor Beneficial Owners of MidCap SPDRs are entitled either to dispose of any of the Securities in the Trust, as such, or to vote the Securities.

As the beneficial owner of the Securities, the Trustee has the right to vote all of the voting Securities (see "Administration of the Trust--Voting").

  Except as otherwise specifically noted, the time frames for delivery of securities, cash, or MidCap SPDRs in connection with creation and redemption activity within the MidCap SPDR Clearing Process as set forth herein are based on NSCC's current "regular way" settlement period of three (3) days during which NSCC is open for business (each such day an "NSCC Business Day"). NSCC may in the future, reduce such "regular way" settlement period, in which case it is anticipated that there would be a corresponding reduction in settlement periods applicable to MidCap SPDR creations and redemptions. Investors should note that NSCC Business Days do not always coincide with the days during which the Trustee is open for business.

Net Asset Value and Market Prices

  The Trust's assets consist primarily of the Securities. Therefore, the NAV value of MidCap SPDRs in Creation Unit size aggregations and, proportionately, the NAV per MidCap SPDR, changes as fluctuations occur in the market value of Securities. Investors should also be aware that the aggregate public trading market price of 25,000 MidCap SPDRs may be different from the NAV of a Creation Unit aggregation of MidCap SPDRs (i.e., 25,000 MidCap SPDRs may trade at a premium over or at a discount to the NAV of a Creation Unit) and similarly the public trading market price per MidCap SPDR may be different from the NAV of a Creation Unit on a per MidCap SPDR basis (see "Special Considerations and Risk Factors--Market Risks"). This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for MidCap SPDRs will be closely related to, but not identical to, the same forces influencing the prices of the S&P MidCap 400 Index stocks trading individually or in the aggregate at any point in time. The expenses of the Trust are reflected in the NAV of MidCap SPDRs in Creation Unit size aggregations and the expenses of the Trust are accrued daily (see "Expenses of the Trust").

Trading Considerations

  The Sponsor does not maintain a secondary market in MidCap SPDRs. MidCap SPDRs are listed for trading on the Exchange. The market symbol for MidCap SPDRs is MDY. Trading in MidCap SPDRs on the Exchange may be halted due to market conditions or, in light of Exchange rules and procedures, for reasons that, in the view of the Exchange, make trading in MidCap SPDRs inadvisable. In addition, trading in MidCap SPDRs on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules that require trading in securities on the Exchange to be halted for a specified time period based on a specified market decline. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of MidCap SPDRs will continue to be met or will remain unchanged. The Trust will be terminated in the event MidCap SPDRs are delisted from the Exchange. (For a description of the conditions to listing of MidCap SPDRs and the circumstances under which the Exchange would consider the suspension of trading in or the delisting of MidCap SPDRs, see "Exchange Listing".) Further, the Trust may be terminated, among other reasons, in the event that the License Agreement is terminated or the net asset value of the Trust falls below a specified level (see "Administration of the Trust-- Termination").

Market Risks

  MidCap SPDRs are subject to the risks of an investment in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Investors should also note that the S&P MidCap 400 Index contains the stocks of mid-capitalization issuers and such stocks may be subject to liquidity and trading patterns and market and performance cycles different from those experienced by stocks issued by larger capitalization issuers. MidCap SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the Trust's portfolio, the expenses associated with the Trust or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of securities may affect trading in MidCap SPDRs as compared with trading in a broadly based portfolio of common stocks. MidCap SPDRs are further subject to the risk that extraordinary events may cause any of the parties providing services to the Trust, such as the Trustee, the Sponsor, the Distributor, the Depository or NSCC, to be closed or otherwise unable to perform such party's obligations as set forth herein and in the agreements between and among such parties. According to the terms of the Trust Agreement, if any of the above named entities fails or is otherwise unable to perform adequately its duties, a successor entity may be named or appointed to assume all duties and obligations of its predecessor. If, however, no suitable successor is available or willing to undertake all such duties and obligations, under the Trust Agreement the Trust will then be terminated (see "Administration of the Trust--Termination").

  The Trustee will deliver a portfolio of Securities for each Creation Unit size aggregation of MidCap SPDRs delivered for redemption, identical in weighting and composition to the securities portion of a Portfolio Deposit as in effect on the date request for redemption is deemed received by the Trustee (see "Redemption of MidCap SPDRs"). If a redemption is processed through the MidCap SPDR Clearing Process, to the extent that the Securities to be delivered on settlement date are not delivered, they will be covered by NSCC's guarantee of the completion of such delivery. Any Securities not received on settlement date will be marked to the market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver such Securities to NSCC, and the market risk of any increase in the value of such Securities until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the Securities to be delivered to a redeemer submitting a redemption request outside the MidCap SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC's guarantee of completion of such delivery.

  Investors should also note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as MidCap SPDRs in Creation Unit size aggregations are created and redeemed. Such fluctuations in Trust size should not adversely impact the NAV at any time, because the amount of the Cash Component or the Cash Redemption Payment upon creations or redemptions, respectively, of MidCap SPDRs in Creation Unit size aggregations is determined each day to equate the value of the Portfolio Deposit to the NAV of the Trust, on a per Creation Unit basis, at the close of business on the day such request is deemed received by the Trustee (see "The Portfolio--Adjustments to the Portfolio Deposit").

  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of MidCap SPDRs resulting from the distribution of Trust dividends and sales of MidCap SPDRs as well as the sales of underlying Securities held by the Trust in connection with redemptions under certain circumstances (see "Tax Status of the Trust--Tax Consequences to Beneficial Owners").

                                   THE TRUST

  The Trust is a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement*. The Securities held by the Trust consist of a portfolio of common stocks or, in the case of securities not yet delivered in connection with purchases made by the Trust or Portfolio Deposits, confirmations of contracts to purchase such securities
(collectively, the "Portfolio").

Creation of Creation Units

  Portfolio Deposits may be deposited with the Trustee through the clearing processes of NSCC, following placement with the Distributor of orders to create MidCap SPDRs. The Distributor shall reject any order that is not submitted in proper form. Investors may deposit Portfolio Deposits through the MidCap SPDR Clearing Process or directly with the Trustee outside the MidCap SPDR Clearing Process. The Transaction Fee will be charged at the time of creation of a Creation Unit Size aggregation of MidCap SPDRs, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit will be charged per Creation Unit to a creator creating outside the MidCap SPDR Clearing Process by depositing directly with the Trustee through DTC, in part due to the increased expense associated with settlement outside the MidCap SPDR Clearing Process. See "Prospectus Summary-- Transaction Fee" for a detailed description of the amount of the Transaction Fee and the additional amounts and reductions, limitations and waivers applicable thereto, if any.

  The Trustee, at the direction of the Sponsor in its sole discretion, from time to time and for such periods as may be determined by the Sponsor in its sole discretion, will increase** or reduce the amount and/or waive the imposition altogether of the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the MidCap SPDR Clearing Process) for certain lot-size creations and/or redemptions of MidCap SPDRs, whether applied solely to creations and/or redemptions made through the MidCap SPDR Clearing Process (see "Procedures for Creation of Creation Units"), solely to creations and/or redemptions made outside the MidCap SPDR Clearing Process, or to both methods of creation and/or redemption. The Sponsor also reserves the right, from time to time, to vary the lot-size of the creations and/or redemptions of MidCap SPDRs subject to such an increase and/or entitled to such a reduction or waiver of the Transaction Fee and the additional amounts charged in connection with creations and/or redemptions outside the MidCap SPDR Clearing Process. The existence of such increase, reduction or waiver of the Transaction Fee (as well as any additional amounts, if applicable) and the lot-size of Creation Units affected shall be disclosed in the current MidCap SPDR
-----------
* Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of said Trust Agreement.
** Such increase is subject to the 20 Basis Point Limit discussed above under "Prospectus Summary--Transaction Fee."

Prospectus (see "Prospectus Summary--Transaction Fee"). As of the date hereof, the Sponsor does not contemplate the reduction, variation by lot-size or waiver of Transaction Fees in connection with the creation or redemption of MidCap SPDRs or of the additional amounts charged in connection with the creation or redemption of MidCap SPDRs outside the MidCap SPDR Clearing Process beyond that which is discussed herein under the caption "Prospectus Summary--Transaction Fee".

  The shares of common stock of the Index Securities in a Portfolio Deposit on any date of deposit will reflect the composition and relative weightings of the Index Securities on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition and weighting of the Index Securities (see "The Portfolio-- Adjustments to the Portfolio Deposit"). The Trustee will make available to NSCC* prior to the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity and weightings of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity and number of shares of each of the Index Securities required for a Portfolio Deposit, as in effect September 30, 2000, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding MidCap SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per MidCap SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value will occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit--see below and also "The Portfolio--Adjustments to the Portfolio Deposit"). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of MidCap SPDRs on the Exchange. Investors interested in creating MidCap SPDRs or purchasing MidCap SPDRs in the secondary

-----------

* As of December 31, 2000, the Depository Trust and Clearing Corporation ("DTCC") owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, the National Association of Securities Dealers, Inc., the parent company of the Exchange, owned 4.5417% of the issued and outstanding shares of common stock of DTCC ("DTCC Shares"), the Exchange owned 4.5417% of DTCC Shares, the American Stock Exchange Clearing Corporation LLC, a wholly-owned subsidiary of the Exchange, owned .00189% of DTCC Shares and the Trustee owned 5.4974% of the DTCC Shares.

market should not rely solely on such information in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the S&P MidCap 400 Index, the Index Securities and financial instruments based on the S&P MidCap 400 Index).

  In the event that an Index Security is not eligible for transfer through the MidCap SPDR Clearing Process, the Trustee shall include the cash equivalent value of such Index Security determined in accordance with the procedures listed under "Valuation" as a part of the Cash Component in lieu of the inclusion of such Index Security in the securities portion of the Portfolio Deposit.

  From time to time, the Trustee may determine, in its discretion, that one or more of the Index Securities comprising a Portfolio Deposit is likely to be unavailable for delivery or available in insufficient quantity for delivery to the Trust upon the creation of MidCap SPDRs for the following Business Day or for any period thereafter. In such cases, the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as determined in accordance with the procedures listed under "Valuation", as a part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit. In the event that such a determination is made, the Portfolio Deposit so constituted shall dictate the Index Security or Index Securities to be delivered in connection with the creation or redemption of MidCap SPDRs for all purposes until such time as the securities portion of the Portfolio Deposit is subsequently adjusted or the Index Security at issue becomes available.

  In connection with the creation of MidCap SPDRs, if an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right in its discretion to permit the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor (see "Placement of Creation Orders Outside the MidCap SPDR Clearing Process") in the Portfolio Deposit as a part of the Cash Component in lieu of the inclusion of such Index Security or Index Securities in the securities portion of the Portfolio Deposit for the particular affected investor. The amount of such cash equivalent payment shall be used by the Trustee in accordance with the guidelines regarding allowable Misweightings and permitted amounts of cash (see "The Portfolio--Adjustments to the Portfolio") which may require the Trustee to purchase the appropriate number of shares of the Index Security that such investor was unable to purchase. In any such case such investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

  Brokerage commissions incurred in connection with the acquisition by the Trustee of any Index Security with cash deposited in lieu of such Index Security will be an expense of the Trust and hence will affect the value of all MidCap SPDRs.

  Upon receipt of a Portfolio Deposit or Deposits, following placement with the Distributor of an order to create MidCap SPDRs, the Trustee will deliver MidCap SPDRs in Creation Unit size aggregations to the Depository. In turn, the MidCap SPDR position will be removed from the Trustee's account at the Depository and will be allocated to the account of the DTC Participant acting on behalf of the depositor creating Creation Unit(s) (see "The Trust-- Procedures for Creation of Creation Units" and "The Trust--Book-Entry-Only System"). Each MidCap SPDR represents a fractional undivided interest in the Trust in an amount equal to one (1) divided by the total number of MidCap SPDRs outstanding. The Trustee may reject a request to create Creation Units made by any depositor or group of depositors if such depositor(s), upon the acceptance by the Trustee of such request and the issuance to such depositor(s) of MidCap SPDRs, would own eighty percent (80%) or more of the outstanding MidCap SPDRs (see "Tax Status of the Trust"). The Trustee also may reject any Portfolio Deposit or any component thereof under certain other circumstances (see "The Trust--Procedures for Creation of Creation Units").

  Additional MidCap SPDRs in Creation Unit size aggregations will be created upon receipt of the appropriate Portfolio Deposits from creators. As additional MidCap SPDRs in Creation Unit size aggregations are created, the aggregate value of the Portfolio will be increased and the fractional undivided interest in the Trust represented by each MidCap SPDR will be decreased. As discussed above, under certain circumstances (1) a portion of the securities portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (2) a portion of the Cash Component may consist of cash in an amount to enable the Trustee to purchase such Index Securities. In the event there is a failure to deliver the Index Securities which are the subject of such contracts to purchase, the Trustee will be instructed pursuant to the Agreement to acquire such Index Securities in an expeditious manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time any such Index Security is purchased and delivered, MidCap SPDRs will represent fewer or more shares of such Index Security and more or fewer of the other Index Securities in the Trust. Hence, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all MidCap SPDRs.

  The identity and number of shares of the Index Securities required for a Portfolio Deposit are determined in the manner described herein. Due to changes in the composition and weighting of the Index Securities, the composition and weighting of the Securities and the prescribed Portfolio Deposit will also change from time to time (see "The Portfolio--Adjustments to the Portfolio" and "The Portfolio--Adjustments to the Portfolio Deposit"). The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current S&P MidCap 400 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation

Unit basis at the close of business on the day of request for creation. The composition of the Portfolio is also adjusted from time to time to conform to the changes to the S&P MidCap 400 Index as described herein and as set forth in the Trust Agreement. As the weightings and identities of the Index Securities change, substantially identical changes to the composition of the required Portfolio Deposit are made contemporaneously. Corresponding adjustments to the composition or weighting of the Portfolio, however, are not necessarily made contemporaneously with adjustments to the required Portfolio Deposit, but are made in accordance with the specifications set forth herein and in the Trust Agreement (see "The Portfolio--Adjustments to the Portfolio"). Although the composition of the securities portion of a Portfolio Deposit changes from time to time, the interests of Beneficial Owners will not be adversely affected because the composition of such securities and the aggregate value thereof, together with the Cash Component, will be calculated based upon the proportionate NAV of the Trust (see "The Portfolio--Adjustments to the Portfolio").

Procedures for Creation of Creation Units

  To be eligible to place orders with the Distributor to create MidCap SPDRs in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to creations through the MidCap SPDR Clearing Process, or (2) a DTC Participant, with respect to creations outside the MidCap SPDR Clearing Process. All MidCap SPDRs, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant (see "The Trust--Book Entry Only System").

  All orders to create MidCap SPDRs must be placed in multiples of 25,000 MidCap SPDRs (Creation Unit size)*. All orders to create MidCap SPDRs, whether through the MidCap SPDR Clearing Process or outside the MidCap SPDR Clearing Process must be received by the Distributor by no later than the closing time of the regular trading session on the New York Stock Exchange, Inc. ("Closing Time") (ordinarily 4:00 p.m. New York time), in each case on the date such order is placed in order for creation of MidCap SPDRs to be effected based on the net asset value of the Trust as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date". Orders must be transmitted by telephone or other transmission method acceptable to the Distributor and Trustee, pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using MidCap SPDR Clearing Process" and "Placement of Creation Orders Outside MidCap SPDR Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.
-----------

* See "Dividend Reinvestment Service", however, for a description of the sole case in which MidCap SPDRs may be created by the Trustee in less than a Creation Unit size aggregation of 25,000 MidCap SPDRs.

  Orders to create Creation Unit sized aggregations of MidCap SPDRs shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Unit sized aggregations of MidCap SPDRs may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create MidCap SPDRs through the MidCap SPDR Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

  Orders for creation that are effected outside the MidCap SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the MidCap SPDR Clearing Process. Those persons placing orders outside the MidCap SPDR Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of securities and Cash Component. The DTC Participant notified of an order to create MidCap SPDRs outside the MidCap SPDR Clearing Process shall be required to effect a transfer of (1) the requisite Index Securities through DTC by 11:00 a.m. on the next Business Day immediately following the Transmittal Date in such a way as to replicate the Portfolio Deposit established on the Transmittal Date by the Trustee in calculating the net asset value of the Trust and (2) the Cash Component through the Federal Reserve Bank wire transfer system so as to be received by the Trustee by 1:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the Index Securities by 11:00 a.m. and the Cash Component by 1:00 p.m. on the next Business Day immediately following the Transmittal Date, such order shall be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust.

  All questions as to the number of shares of each of the Index Securities, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered shall be determined by the Trustee, whose determination shall be final and binding. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Portfolio Deposit or any component thereof if (a) the depositor or group of depositors, upon obtaining the MidCap SPDRs ordered, would own 80% or more of the current outstanding MidCap SPDRs, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences (see "Tax Status of the Trust"); (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) in the event that circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of MidCap SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof nor shall either of them incur any liability for the failure to give any such notification.

  A list of the Participating Parties or DTC Participants that have executed a Participant Agreement (as hereinafter defined) is available at the office of the Trustee at 101 Barclay Street, New York, New York 10286 and the office of the Distributor at 370 17th Street, Suite 3100, Denver, CO 80202 during normal business hours.

Placement of Creation Orders Using MidCap SPDR Clearing Process

  Portfolio Deposits created through the MidCap SPDR Clearing Process must be delivered through a Participating Party (see "Prospectus Summary--Portfolio Deposits") that has executed a Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms, the "Participant Agreement"). The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the MidCap SPDR Clearing Process in a "regular way" manner by the third (3rd) NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee. An order to create MidCap SPDRs through the MidCap SPDR Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside MidCap SPDR Clearing Process

  Portfolio Deposits created outside the MidCap SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order creating MidCap SPDRs to be effected outside the MidCap SPDR Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the MidCap SPDR Clearing Process and that creation of MidCap SPDRs will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Index Securities through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. All questions as to the number of Index Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered Securities, will be determined by the Trustee, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Trustee through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Trustee no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create MidCap SPDRs outside the MidCap SPDR Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current net asset value of the Trust. The delivery of MidCap SPDRs so created will occur no later than the third (3rd) Business Day, as applicable, following the day on which the creation order is deemed received by the Distributor. Under the current schedule, the total fee charged in connection with the creation of one Creation Unit outside the MidCap SPDR Clearing Process would not exceed $12,000 (see "Prospectus Summary-- Transaction Fee").

  MidCap SPDRs may be created in advance of the receipt by the Trustee of all or a portion of the Portfolio Deposit relating to such MidCap SPDRs as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the MidCap SPDRs on the date the order is placed in proper form since in addition to available Deposit Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of
(i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The Trustee will hold such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., New York time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next following Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trustee, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a transaction fee of $4,000 will be charged in all cases. The delivery of Creation Units of MidCap SPDRs so created will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall.

Book-Entry-Only System

  The Depository acts as securities depository for MidCap SPDRs. MidCap SPDRs are represented by a single global security (the "Global Security"), which is registered in the name of Cede & Co., as nominee for the Depository and deposited with, or on behalf of, the Depository. Certificates will not be issued for MidCap SPDRs.

  The Depository has advised the Sponsor and the Trustee as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The Depository was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depository.* Access to the Depository system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). The Depository agrees with and represents to its participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

  Upon the settlement date of any creation, transfer or redemption of MidCap SPDRs, the Depository will credit or debit, on its book-entry registration and transfer system, the amount of MidCap SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged shall be designated by the Trustee to NSCC, in the case of a creation or redemption through the MidCap SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the MidCap SPDR Clearing Process (see "The Trust--Procedures for Creation of Creation Units" and "Redemption of MidCap SPDRs"). Beneficial ownership of MidCap SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in MidCap SPDRs (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by the Depository (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of MidCap SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in MidCap SPDRs.

  So long as Cede & Co., as nominee of the Depository, is the registered owner of MidCap SPDRs, references herein to the registered or record owners of MidCap SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of MidCap SPDRs. Beneficial Owners of MidCap SPDRs will not be entitled to have MidCap SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of the Depository, the DTC Participant and any indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of MidCap SPDRs under the Trust Agreement. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of MidCap SPDR holders, or a Beneficial Owner desires to take any action that the Depository, as the record owner of all outstanding
-----------

* As of December 31, 2000, DTCC owned 100% of the issued and outstanding shares of the common stock of the Depository.

MidCap SPDRs, is entitled to take, the Depository would authorize the DTC Participants to take such action and that the DTC Participants would authorize the indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

  As described above, the Trustee recognizes the Depository or its nominee as the owner of all MidCap SPDRs for all purposes except as expressly set forth in the Trust Agreement. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the agreement between the Trustee and the Depository (as the same may be from time to time amended in accordance with its terms, the "Depository Agreement"), the Depository is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the MidCap SPDR holdings of each DTC Participant. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners holding MidCap SPDRs, directly or indirectly, through such DTC Participant. The Trustee shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

  MidCap SPDR distributions shall be made to the Depository or its nominee, Cede & Co., as the registered owner of all MidCap SPDRs. The Trustee and the Sponsor expect that the Depository or its nominee, upon receipt of any payment of distributions in respect of MidCap SPDRs, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in MidCap SPDRs as shown on the records of the Depository or its nominee. The Trustee and the Sponsor also expect that payments by DTC Participants to indirect Participants and Beneficial Owners of MidCap SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in MidCap SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between the Depository and the DTC Participants or the relationship between such DTC Participants and the indirect Participants and Beneficial Owners owning through such DTC Participants.

  Beneficial Owners may elect to have their distributions reinvested in additional MidCap SPDRs (see "Dividend Reinvestment Service").

  The Depository may determine to discontinue providing its service with respect to MidCap SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for the Depository to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust (see "Termination of the Trust").

                                 THE PORTFOLIO

  Because the objective of the Trust is to provide investment results that correspond substantially to the price and yield performance of the S&P MidCap 400 Index, the Portfolio will at any time consist of as many of the Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust's net assets. Although the Trust may at any time fail to own certain of the Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P MidCap 400 Index and that derived from ownership of MidCap SPDRs.

Adjustments to the Portfolio

  The S&P MidCap 400 Index is a capitalization-weighted index of 400 securities calculated under the auspices of the S&P Committee of Standard and Poor's. At any moment in time, the value of the Index equals the aggregate market value of the total shares outstanding in each of the component 400 Index Securities, evaluated at their respective last sale prices on the NYSE, AMEX, or NASDAQ, divided by a scaling factor (the "divisor") which yields a resulting index value in the reported magnitude.

  Periodically (typically, several times per quarter), Standard & Poor's may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more component securities in the S&P MidCap 400 Index due to mergers, acquisitions, bankruptcies or other market conditions, or if the issuers of such component securities fail to meet the criteria for inclusion in the S&P MidCap 400 Index. In 2000 there were 91 company changes to the MidCap Index. Ordinarily, whenever there is a change in shares outstanding or a change in a component security included in the S&P MidCap 400 Index, Standard & Poor's adjusts the divisor to assure that there is no discontinuity in the value of the S&P MidCap 400 Index which might otherwise be caused by any such change.

  Because the investment objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P MidCap 400 Index, such share, name, and divisor changes to the S&P MidCap 400 Index create the need for the Trust to make corresponding portfolio adjustments as described below.

  The Trustee adjusts the composition of the Portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities. The Trustee aggregates certain of these adjustments and makes conforming changes to the Trust's portfolio at least monthly; however, adjustments are made more frequently in the case of changes to the S&P MidCap 400 Index that are significant. Specifically, the Trustee is required to adjust the composition of the Portfolio at any time that there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of the Trust is to provide investment results which resemble the performance of the S&P MidCap 400 Index, it is not always efficient to replicate identically the share composition of the S&P MidCap 400 Index if the transaction costs incurred by the Trust in so adjusting the Portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the Index. Accordingly, to further the investment objective of the Trust, minor misweightings are generally permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any Security varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, the "Misweighting Amount"), from the weighting of such Security in the S&P MidCap 400 Index (a "Misweighting").

  The Trustee shall examine each Security in the Portfolio on each Business Day, comparing the weighting of each such Security in the Portfolio to the weighting of the corresponding Index Security in the S&P MidCap 400 Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any Security in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee shall perform a Weighting Analysis for each Security in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee shall calculate an adjustment to the Portfolio in order to bring the Misweighting of such Security within the applicable

Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio due to a Misweighting as described herein, the purchase or sale of securities necessitated by such adjustment shall be made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically to Securities that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of the Portfolio.

  The foregoing guidelines with respect to Misweightings shall also apply to any Index Security that (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery, (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security or (3) is not eligible to be processed through the MidCap SPDR Clearing Process. (From time to time, an Index Security may not be eligible for transfer through the MidCap SPDR Clearing Process because such Security is not eligible for transfer through the systems of the Depository.) Upon receipt of an order for a Creation Unit that will involve such an Index Security, the Trustee shall determine whether the substitution of cash for such Index Security will cause a Misweighting in the Trust's Portfolio with respect to such Index Security. If a Misweighting results, the Trustee shall purchase the required number of shares of such Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee would not hold cash in excess of the permitted amounts described herein, the Trustee may hold such cash or, if such an excess would result, make the required adjustments to the Portfolio in accordance with the procedures described herein.

  Pursuant to these guidelines the Trustee shall calculate the required adjustments and shall purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount shall not exceed for more than five (5) consecutive Business Days 5/10th of 1 percent of the aggregate value of the Securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the aggregate value of the Securities, the Trustee shall use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P MidCap 400 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

  All adjustments to the Portfolio held by the Trustee shall be made by the Trustee pursuant to the foregoing specifications and as set forth in the Trust Agreement and shall be non-discretionary. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time if it is necessary to insure the continued qualification of the Trust as a regulated investment company (see "Tax Status of the Trust"). The adjustments provided herein are intended to conform the composition and weightings of the Portfolio, to the extent practicable, to the composition and weightings of the Index Securities. Such adjustments are based upon the S&P MidCap 400 Index as it is currently determined by Standard & Poor's. To the extent that the method of determining the S&P MidCap 400 Index is changed by Standard & Poor's in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor shall have the right to amend the Trust Agreement, without the consent of the Depository or Beneficial Owners, to conform the adjustments provided herein and in the Trust Agreement to such changes so that the objective of tracking the S&P MidCap 400 Index is maintained.

  In making the adjustments described herein, the Trustee shall rely on industry sources for information as to the composition and weightings of the Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the Trustee shall use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations described herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to the Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the Securities (as opposed to the Index Securities) shall be used for the purposes of all adjustments and determinations herein (including, without limitation, determination of the securities portion of the Portfolio Deposit) until current information with respect to the Index Securities is available.

  At such time as the Trustee gives written notice of the termination of the Trust (see "Administration of the Trust--Termination"), from and after the date of such notice the Trustee shall use the composition and weightings of the Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

  From time to time Standard & Poor's may make adjustments to the composition of the S&P MidCap 400 Index as a result of a merger or acquisition involving one or more of the Index Securities. In such cases, the Trust, as shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the securities of the issuer will be removed from the S&P MidCap 400 Index. Since securities of an issuer are often removed from the S&P MidCap 400 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities in accordance with the criteria set forth above. Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in accordance with the criteria set forth above.

  Purchases and sales of Securities resulting from the adjustments described above will be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot. Certain Index Securities, however, may at times not be available in the quantities that the foregoing calculations require. For this and other reasons, precise duplication of the proportionate relationship between the Portfolio and the Index Securities may not ever be possible but nevertheless will continue to be the objective in connection with all acquisitions and dispositions of Securities.

  The Trust is a unit investment trust registered under the 1940 Act and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes to a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio held by the Trust, however, is not managed. Instead, the only purchases and sales that are made with respect to the Portfolio will be those necessary to create, to the extent feasible, a portfolio that is designed to replicate the S&P MidCap 400 Index to the extent practicable, taking into consideration the adjustments referred to above. Since no attempt is made to "manage" the Trust in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from the Portfolio unless the issuer is removed from the S&P MidCap 400 Index.

  The Trust will be liquidated on the fixed Mandatory Termination Date unless terminated sooner under certain circumstances (see "Administration of the Trust-- Termination"). In addition, Beneficial Owners of MidCap SPDRs in Creation Unit size aggregations will have the right to redeem in kind (see "Redemption of MidCap SPDRs").

Adjustments to the Portfolio Deposit

  On each Business Day (each such day an "Adjustment Day"), the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. At the close of the market on each

Adjustment Day, the Trustee calculates the NAV of the Trust (see "Valuation"). The NAV is divided by the number of outstanding MidCap SPDRs multiplied by 25,000 MidCap SPDRs in one Creation Unit aggregation, resulting in an NAV per Creation Unit (the "NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P MidCap 400 Index in a Portfolio Deposit for the following Business Day (the "Request Day"), such that (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on Adjustment Day, equals the NAV Amount and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirrors proportionately the identity and weightings of the securities in the S&P MidCap 400 Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Securities to be delivered by the Trustee in the event of request for redemption of MidCap SPDRs in Creation Unit size aggregations on Request Day and thereafter until the following Adjustment Day (see "Redemption of MidCap SPDRs"). In addition to the foregoing adjustments, in the event that there shall occur a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the S&P MidCap 400 Index divisor, the Portfolio Deposit shall be adjusted to take account of such stock split, stock dividend or reverse split by applying the stock split, stock dividend or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share.

  On Request Day and on each day that a request for the creation or redemption of MidCap SPDRs in Creation Unit size aggregations is deemed received, the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

  Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P MidCap 400 Index divisor to be adjusted after the close of the market on such Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee reserves the right to forego making any adjustment to the Securities portion of the Portfolio Deposit and to use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee further reserves the right to calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to Request Day.

  As previously discussed, the Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment (see "Prospectus Summary--Portfolio Deposits" and "Prospectus Summary-- Redemption"). If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to the creation of MidCap SPDRs, the Balancing Amount shall increase the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by a creator, and with respect to redemptions of MidCap SPDRs in Creation Unit size aggregations, the Balancing Amount shall be added to the cash transferred to a redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to the creation of MidCap SPDRs such amount shall decrease the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference shall be paid by the Trustee to the creator, and with respect to redemptions of MidCap SPDRs in Creation Unit size aggregations, the Balancing Amount shall be deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference shall be paid by the redeemer to the Trustee.

  In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted shall dictate the Index Securities to be delivered in connection with the creation of MidCap SPDRs in Creation Unit size aggregations and upon the redemption of MidCap SPDRs in Creation Unit size
-----------
* Standard & Poor's publicly announces changes in the identity and/or the weighting of the S&P MidCap 400 Index up to five business days in advance of the actual change. The announcements are made after the close of trading on such day.

aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of the Trust and will affect the value of all MidCap SPDRs.

Selection and Acquisition of Securities

  In prescribing the method described above for selecting the Index Securities that constitute the prescribed Portfolio Deposit from time to time, the Sponsor intends to duplicate, to the extent practicable, the composition and weighting of the Index Securities as of the relevant date.

  The yield and price of common stocks deposited in the Trust are dependent on a variety of factors, including money market conditions and general conditions of the corporate equity markets. The Schedule of Investments set forth above contains information as of the date set forth therein with respect to the identity of the issuers of each of the Index Securities in the Portfolio Deposit as of such date. The proportionate relationship among such Securities approximated (although it did not exactly duplicate) the proportionate relationships of the Index Securities.

  Because certain of the Securities from time to time may be sold or their relative percentages changed under certain circumstances as described herein, no assurance can be given that the Trust will retain for any length of time its present size and composition (see "The Portfolio--Adjustments to the Portfolio"). Also, the deposit of additional Portfolio Deposits and the redemption of MidCap SPDRs in Creation Unit size aggregations will affect the size and composition of the Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

                           THE S&P MIDCAP 400 INDEX

  The Sponsor selected the S&P MidCap 400 Index as the basis for the selection of the securities held by the Trust because, in the opinion of the Sponsor, the S&P MidCap 400 Index constitutes a broadly diversified representative segment of the market for middle capitalization companies whose stock is publicly traded in the United States and is an index which has achieved wide acceptance by both investors and market professionals. The S&P MidCap 400 Index is composed of 400 selected common stocks, all of which are listed on the AMEX, the NYSE or NASDAQ, and spans a broad range of major industry groups. The 400 common stocks comprising the S&P MidCap 400 Index represented, as of December 31, 2000, approximately 6% of the market value of all domestic common stocks. As of December 31, 2000, the five largest industry segments comprising the S&P MidCap 400 Index were: banks (regional) 7.04%, electric companies 6.22%, computers (software & services) 5.49%, oil & gas (drilling & equipment) 5.45% and biotechnology 5.17%. Current information regarding the market value of the S&P MidCap 400 Index is available from market information services. The S&P MidCap 400 Index is determined, comprised and calculated without regard to the Trust.

  The Sponsor has been granted a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Trust and to use certain trademarks of S&P in connection with the Trust (see "License Agreement"). S&P is not responsible for and shall not participate in the creation or sale of MidCap SPDRs or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning S&P and the S&P MidCap Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

  The following table shows the actual performance of the S&P MidCap 400 Index for the years 1991 through 2000. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the S&P MidCap 400 Index in the future, nor should the results be considered as a representation of the performance of the Trust.

                                         Calendar
                                         Year-End           Change in   Calendar
                                       Index Value*         Index For   Year-End
Year                              December 31, 1990 = 100 Calendar Year Yield**
----                              ----------------------- ------------- --------
1990.............................         100.00                --        3.16%
1991.............................         146.59             +46.59%      2.03
1992.............................         160.56              +9.53       1.96
1993.............................         179.33             +11.72       1.85
1994.............................         169.44              -5.54       2.10
1995.............................         217.84             +28.56       1.65
1996.............................         255.58             +17.32       1.62
1997.............................         333.37             +30.44       1.38
1998.............................         392.31             +17.68       1.22
1999.............................         444.67             +13.35       1.07
2000.............................         516.76             +16.21       0.99

-----------
 * Source: Standard & Poor's. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

** Source: Standard & Poor's. Yields are obtained by dividing the aggregate cash dividends for the year by the aggregate market value of the stocks in the S&P MidCap 400 Index at year-end.

  It is the understanding of the Sponsor that Standard & Poor's weights the Index Securities primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. Accordingly, each Index Security's influence on the value of the S&P MidCap 400 Index is directly proportionate to its market value. The percentage of the Trust's assets invested in each of the Securities is calculated to approximate the percentage each Index Security represents in the S&P MidCap 400 Index.

                               LICENSE AGREEMENT

  Under the terms of a license agreement with Standard & Poor's (the "License Agreement"), the Sponsor has been granted a license to use the S&P MidCap 400 Index as a basis for determining the composition of the Trust and to use certain trade names and trademarks of Standard & Poor's in connection with the Trust. The License Agreement may be amended by the parties thereto without the consent of any of the Beneficial Owners of MidCap SPDRs. Currently, the License Agreement is scheduled to expire on April 27, 2020, in accordance with its terms. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of MidCap SPDRs.

  None of the Trust, the Trustee, the Distributor, the Depository or any Beneficial Owner of MidCap SPDRs is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks "S&P MidCap 400", "S&P", "Standard & Poor's" or "Standard & Poor's MidCap 400" or to use the S&P MidCap 400 Index except as specifically described herein or as may be specified in the Trust Agreement.

  The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, the Depository or Beneficial Owners of MidCap SPDRs regarding the advisability of investing in Index Securities or unit investment trusts generally or in the Trust particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. Standard & Poor's only relationship to the Trust is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P MidCap 400 Index which is determined, comprised and calculated by Standard & Poor's without regard to the Trust or the Beneficial Owners of MidCap SPDRs. Standard & Poor's has no obligation to take the needs of the Trust or the Beneficial Owners of MidCap SPDRs into consideration in determining, comprising or calculating the S&P MidCap 400 Index. Standard & Poor's is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of MidCap SPDRs. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of MidCap SPDRs.

  STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF MIDCAP SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                               EXCHANGE LISTING

  As described above, MidCap SPDRs are listed on the Exchange. Transactions involving MidCap SPDRs in the public trading market are subject to customary brokerage charges and commissions.

  The Sponsor's aim in designing MidCap SPDRs was to provide investors with a security whose initial market value would approximate one-fifth ( 1/5th) the value of the S&P MidCap 400 Index. Thus, for example, if the S&P MidCap 400 Index were at 217, investors might expect a MidCap SPDR to trade at approximately $43.80. Note, however, that the market price of a MidCap SPDR should also reflect its share of the dividends accumulated on the Securities (see "Administration of the Trust--Distributions to Beneficial Owners") and may also be affected by supply and demand, market volatility, sentiment and other factors. Therefore, over time, the market value of a MidCap SPDR may not approximate 1/5th the value of the MidCap 400 Index.

  There can be no assurance that MidCap SPDRs will always be listed on the Exchange. The Exchange will consider the suspension of trading in or removal from listing of MidCap SPDRs:

    (a) if the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of MidCap SPDRs for 30 or more consecutive trading days;

    (b) if the S&P MidCap 400 Index is no longer calculated or available; or

    (c) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

  The Trust is not required to pay a listing fee to the Exchange.

  The Trust will be terminated in the event that MidCap SPDRs are delisted (see "Administration of the Trust--Termination").

                            TAX STATUS OF THE TRUST

  Effective September 30, 1997, the Trust changed from a calendar year ending each December 31 to a fiscal year ending each September 30. For the fiscal year ended September 30, 2000, the Trust believes that it qualified for tax treatment as a "regulated investment company" under Subchapter M of the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If the Trust qualifies as a regulated investment company, subject to certain conditions and requirements, the Trust will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

Tax Consequences to Beneficial Owners

  Dividends paid by the Trust from its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) will be taxable to Beneficial Owners as ordinary income. A dividend paid in January will be considered for federal income tax purposes to have been paid by the Trust and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System") on a date in one of those months.

  Distributions paid by the Trust from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned MidCap SPDRs. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. For corporate investors, dividends from net investment income (but not return of capital distributions or capital gain dividends) generally will qualify for the corporate dividends-received deduction to the extent of qualifying dividend income received by the Trust, subject to the limitations contained in the Code. Investors should note that the regular quarterly dividends paid by the Trust will not be based on the Trust's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Securities. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

  Distributions in excess of the Trust's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in MidCap SPDRs. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Trust. Under certain circumstances, a significant portion of the Trust's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding MidCap SPDRs fluctuates significantly, as may occur during the initial years of the Trust. Beneficial Owners will receive annually notification from the Trustee through the DTC Participants as to the tax status of the Trust's distributions (see "The Trust--Book-Entry-Only System"). A distribution paid shortly after a purchase or creation of MidCap SPDRs may be taxable even though in effect it may represent a return of capital.

  Distributions reinvested in additional MidCap SPDRs through the means of the Service (see "Dividend Reinvestment Service") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional MidCap SPDRs to the same extent as if such dividends had been received in cash.

  The sale of MidCap SPDRs by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

  Under the Code, an in-kind redemption of MidCap SPDRs will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the MidCap SPDRs redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of MidCap SPDRs in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of MidCap SPDRs.

  Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes.

  Deposit of a Portfolio Deposit with the Trustee in exchange for MidCap SPDRs in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Trust but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the MidCap SPDRs received (less any cash paid to the Trust, or plus any cash received from the Trust, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to the Trust.

  The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the MidCap SPDRs ordered, would own eighty percent (80%) or more of the outstanding MidCap SPDRs, and if pursuant to section 351 of the Code such a circumstance would result in the Trust having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding MidCap SPDR ownership pursuant to the Participant Agreement and from the Depository and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.

  Ordinary income dividends received via the Depository by Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax.

  Backup withholding at a rate of 31% will apply to dividends, capital gain distributions, redemptions and sales of MidCap SPDRs unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the U.S. Internal Revenue Service, provided that the required information is furnished to the U.S. Internal Revenue Service.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in the Trust, including the effect of possible legislative changes.

                      CONTINUOUS OFFERING OF MIDCAP SPDRs

  MidCap SPDRs in Creation Unit size aggregations are offered continuously to the public by the Trust through the Distributor and are delivered upon the deposit of a Portfolio Deposit (see "The Trust -- Procedure for Creation of Creation Units"). A list of the identity and number of shares of each of the Index Securities in the current Portfolio Deposit and the amount of the Dividend Equivalent Payment effective through and including the previous Business Day is made available by the Trustee to NSCC on each Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the composition and weighting of the Index Securities for the most recently effective Portfolio Deposit. The minimum number of MidCap SPDRs that may be created as described herein is 25,000 or one Creation Unit. Persons making Portfolio Deposits and creating Creation Unit aggregations of MidCap SPDRs will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, nor will any such person have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of MidCap SPDRs.

  Because new MidCap SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust a "distribution", as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent MidCap SPDRs and sells the MidCap SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new MidCap SPDRs with an active selling effort involving solicitation of secondary market demand for MidCap SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

  Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with MidCap SPDRs that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. Firms that do incur a prospectus-delivery obligation with respect to MidCap SPDRs are reminded that under Securities Act rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Act owed to an Exchange member in connection with a sale on the Exchange is satisfied by the fact that MidCap SPDR prospectuses will be available at the Exchange upon request. Of course, the prospectus-delivery mechanism provided in rule 153 is only available with respect to transactions on an exchange.

  The Sponsor intends to qualify MidCap SPDRs in states selected by the Sponsor and through broker-dealers who are members of the National Association of Securities Dealers, Inc. Investors intending to create or redeem Creation Unit size aggregations of MidCap SPDRs in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult counsel regarding applicable broker-dealer or securities regulatory requirements under such state securities laws prior to such creation or redemption.

                             EXPENSES OF THE TRUST

  Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.25%; future accruals will depend primarily on the level of the Trust's net assets and the level of Trust expenses. There is no guarantee that the Trust's ordinary operating expenses will not exceed 0.25% of the Trust's daily net asset value and such rate may be changed without notice.

  Until further notice, the Sponsor has undertaken that on each day during the fiscal year ending September 30, 2001, the ordinary operating expenses of the Trust as calculated by the Trustee will not be permitted to exceed an amount which is 30/100 of 1% per annum of the daily net asset value of the Trust. To the extent during such period the ordinary operating expenses of the Trust do exceed such 30/100 of 1% amount, the Sponsor will reimburse the Trust for or assume such excess ordinary operating expenses. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the year expenses fall below the 30/100 of 1% per annum level on any given day. For purposes of this undertaking by the Sponsor, ordinary operating expenses of the Trust shall not include taxes, brokerage commissions and, of course, such extraordinary non-recurring expenses as may arise, including, without limitation, the cost of any litigation to which the Trust or Trustee may be a party. After September 30, 2001 the Sponsor may discontinue this undertaking or renew it for an additional period of time, or may choose to reimburse or assume certain Trust expenses in later periods in order to keep Trust expenses at a level it believes to be attractive to investors, but is not obligated to do so. In any event, it is possible that, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 30/100 of 1% per annum.

  Subject to any applicable cap, the Sponsor reserves the right to charge the Trust a special sponsor fee from time to time in reimbursement for certain services it may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

  The following charges are or may be accrued and paid by the Trust: (a) the Trustee's fee as discussed more fully below; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to MidCap SPDRs (whether in Creation Unit size aggregations or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of MidCap SPDRs (whether in Creation Unit size aggregations or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its obligations and duties; (h) expenses incurred in contacting Beneficial Owners of MidCap SPDRs during the life of the Trust and upon termination of the Trust; (i) brokerage commissions incurred by the Trustee when acquiring or selling Index Securities pursuant to the provisions of the Trust Agreement and (j) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

  In addition to the specific expenses discussed in the previous paragraph, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement (see "License Agreement"), (b) federal and state annual registration fees for the issuance of MidCap SPDRs, and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing MidCap

SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). In addition, initial fees and expenses totaling approximately $195,000, in connection with the organization of the Trust, were capitalized and amortized over five years from the start of the Trust's operations on a straight-line basis and charged to the Trust. Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 30/100 of 1% (0.30%) per annum of the daily NAV of the Trust.

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses; otherwise the Trustee may sell Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Securities to reimburse itself for the amount of such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust (see "Valuation").

  For services performed under the Trust Agreement, the Trustee is paid by the Trust a fee at an annual rate of 10/100 of 1% to 14/100 of 1% of the net asset value of the Trust, as shown below, such percentage amount to vary depending on the net asset value of the Trust. Such compensation is computed on each Business Day on the basis of the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. During the first two years of the operation of the Trust, the Trustee's fee was 12/100 of 1% per annum, regardless of the net asset value of the Trust. The Trustee, in its discretion, may also waive all or a portion of such fee.

                               TRUSTEE FEE SCALE

  Net Asset Value                                     Fee as a Percentage of Net
    of the Trust                                       Asset Value of the Trust
  ---------------                                     --------------------------
0-$500,000,000*...................................... 14/100 of 1% per annum
$500,000,001-$1,000,000,000*......................... 12/100 of 1% per annum
$1,000,000,001-and above*............................ 10/100 of 1% per annum

  As of September 30, 2000 and as of December 31, 2000, the NAV of the Trust was $3,049,666,604 and $3,946,618,398, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of Securities, or to creations or redemptions made in the future.
-----------
* The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

                          REDEMPTION OF MIDCAP SPDRS

  MidCap SPDRs in Creation Unit size aggregations are redeemable in kind only and are not redeemable for cash**. MidCap SPDRs in Creation Unit size aggregations may be redeemed by submitting a request for redemption, the requisite number of MidCap SPDRs and the Excess Cash Amount (as defined below), if applicable, to the Trustee in the manner specified below. Beneficial Owners of MidCap SPDRs may sell MidCap SPDRs in the secondary market, but must accumulate enough MidCap SPDRs to constitute a Creation Unit (i.e., 25,000 MidCap SPDRs) in order to redeem through the Trust. MidCap SPDRs can be redeemed only when Creation Unit size aggregations are owned by a Beneficial Owner and held in the account of a single Participating Party (with respect to redemptions through the MidCap SPDR Clearing Process) or a single DTC Participant (with respect to redemptions outside the MidCap SPDR Clearing Process). MidCap SPDRs will remain outstanding until redeemed or until the termination of the Trust.

Procedure for Redemption of MidCap SPDRs

  Requests for redemptions of Creation Units may be made on any Business Day through the MidCap SPDR Clearing Process to the Trustee at its trust office at 101 Barclay Street, New York, New York 10286 or at such other office as may be designated by the Trustee. Requests for redemptions of Creation Units may also be made directly to the Trustee outside the MidCap SPDR Clearing Process. Requests for redemption shall not be made to the Distributor. In the case of redemptions made through the MidCap SPDR Clearing Process, the Transaction Fee will be deducted from the amount delivered to the redeemer. In case of redemptions tendered directly
-----------

** See "Termination of the Trust", however, for a description of the sole case in which MidCap SPDRs may be redeemed in cash.

to the Trustee outside the MidCap SPDR Clearing Process, a total fee will be charged on a per Creation Unit basis per day. Such fee will be equal to the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed (due in part to the increased expense associated with delivery outside the MidCap SPDR Clearing Process) and such amount will be deducted from the amount delivered to the redeemer (see "Prospectus Summary--Transaction Fee"). In all cases, both the tender of MidCap SPDRs for redemption and distributions to the redeemer in respect of MidCap SPDRs redeemed will be effected through the Depository and the relevant DTC Participant(s) to the Beneficial Owner thereof as recorded on the book-entry system of the Depository or the relevant DTC Participant, as the case may be (see "The Trust--Book-Entry-Only System").

  The Trustee will transfer to the redeeming Beneficial Owner via the Depository and the relevant DTC Participant(s) a portfolio of Securities for each Creation Unit size aggregation of MidCap SPDRs delivered, identical in weighting and composition to the securities portion of a Portfolio Deposit as in effect (1) on the date a request for redemption is deemed received by the Trustee as described below, in the case of redemptions made either through the MidCap SPDR Clearing Process or outside the MidCap SPDR Clearing Process or
(2) on the date that notice of the termination of the Trust is given, in the case of the termination of the Trust (see "Administration of the Trust-- Termination" and "The Portfolio--Adjustments to the Portfolio"). The Trustee will also transfer via the relevant DTC Participant(s) to the redeeming Beneficial Owner in cash the "Cash Redemption Payment", which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on all the Securities for the period through the date of redemption, net of expenses and liabilities for such period, including, without limitation, (x) taxes or other governmental charges against the Trust not previously deducted, if any, and
(y) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted (see "Expenses of the Trust"), as if all the Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. To the extent that any amounts payable to the Trust by the redeeming Beneficial Owner exceed the amount of the Cash Redemption Payment ("Excess Cash Amounts"), such Beneficial Owner shall be required to deliver payment thereof to the Trustee. In the case of redemptions made through the MidCap SPDR Clearing Process, the Trustee will effect a transfer of the Cash Redemption Payment and the Securities to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received. In the case of redemptions made outside the MidCap SPDR Clearing Process, the Trustee will transfer the Cash Redemption Payment and the Securities to the redeeming Beneficial Owner by the third
(3rd) Business Day, as
applicable, following the date on which the request for redemption is deemed received. The Trustee will cancel all MidCap SPDRs delivered upon redemption.

  In the event that the Trustee determines in its discretion that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of MidCap SPDRs in Creation Unit size aggregations, then the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities, based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Using MidCap SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. If an Index Security is not eligible for transfer through the MidCap SPDR Clearing Process, the Trustee shall deliver the cash equivalent value of such Index Security as a part of the Cash Redemption Payment to the redeemer in the manner discussed in the preceding sentence.

  In connection with the redemption of MidCap SPDRs, if a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee shall have the right in its discretion to deliver the cash equivalent value of such Index Security or Index Securities based on the market value of such Index Security or Index Securities as of the Evaluation Time on the date such redemption order is deemed received by the Trustee (see "Placement of Redemption Orders Outside MidCap SPDR Clearing Process") as a part of the Cash Redemption Payment in lieu of delivering such Index Security or Index Securities to the redeemer. In such case, such investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount per Creation Unit equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit (see "Prospectus Summary--Transaction Fee").

  The Trustee, in its discretion, upon the request of a redeeming investor, may redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Securities differing in exact composition from the Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust's correspondence to the composition and weighting of the S&P MidCap 400 Index, for instance, in connection with the replacement of one of the Index Securities.

  If the Trustee sells Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner, brokerage commissions incurred in connection with such a sale of Securities will be an expense of the Trust and will affect the value of all MidCap SPDRs. To the extent cash proceeds are received by the Trustee in excess of the amount required to be provided to the redeeming Beneficial Owner, such cash amounts shall be held by the Trustee and shall be applied in accordance with the guidelines applicable to Misweightings (see "The Portfolio--Adjustments to the Portfolio").

  If the income received by the Trust in the form of dividends and other distributions on the Securities is insufficient to allow distribution of the Cash Redemption Payment, the Trustee may advance out of its own funds any amounts necessary in respect of redemptions of MidCap SPDRs; otherwise, the Trustee may sell Securities in an amount sufficient to effect such redemptions. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  The Trustee may, in its discretion, and will when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, for any period during which the New York Stock Exchange is closed; for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or for such other period as the Commission may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages which may result from any such suspension or postponement.

  To be eligible to place orders with the Trustee to redeem MidCap SPDRs in Creation Unit size aggregations, an entity or person must be (1) a Participating Party, with respect to redemptions through the MidCap SPDR Clearing Process, or (2) a DTC Participant, with respect to redemptions outside the MidCap SPDR Clearing Process, and, in either case, have executed a Participant Agreement.

  All orders to redeem MidCap SPDRs must be placed in multiples of 25,000 MidCap SPDRs (Creation Unit size). Orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party or a DTC Participant.

  Orders to redeem Creation Unit size aggregations of MidCap SPDRs shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to redeem Creation Unit size aggregations of MidCap SPDRs may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to redeem MidCap SPDRs should afford sufficient time to permit (1) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (2) the receipt of the MidCap SPDRs to be redeemed and the Excess Cash Amounts, if any, by the Trustee in a timely manner, as described below. Orders for redemption that are effected outside the MidCap SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the MidCap SPDR Clearing Process. Those persons placing orders outside the MidCap SPDR Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire transfer system by contacting the operations department of the broker or depository institution effectuating such transfer of MidCap SPDRs and Cash Redemption Payment. These deadlines will vary by institution. The Participant notified of an order to redeem outside the MidCap SPDR Clearing Process will be required to transfer MidCap SPDRs through DTC and the Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner (see "Placement of Redemption Orders Outside the MidCap SPDR Clearing Process").

Placement of Redemption Orders Using MidCap SPDR Clearing Process

  Orders to redeem MidCap SPDRs in Creation Unit size aggregations through the MidCap SPDR Clearing Process must be delivered through a Participating Party (see "Portfolio Deposit") that has executed the Participant Agreement with the Distributor and with the Trustee (as the same may be from time to time amended in accordance with its terms). An order to redeem MidCap SPDRs using the MidCap SPDR Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Trust as determined as of the Evaluation Time on the Transmittal Date. An order to redeem MidCap SPDRs using the MidCap SPDR Clearing Process made in proper form but received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered in a "regular way" manner) by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the Cash Redemption Payment. The calculation of the value of the Securities and the Cash Redemption Payment to be delivered by the Trustee to the redeeming Beneficial Owner will be made according to the procedures set forth under "Valuation", computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee.

Placement of Redemption Orders Outside MidCap SPDR Clearing Process

  Orders to redeem MidCap SPDRs outside the MidCap SPDR Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trustee. A DTC Participant who wishes to place an order for redemption of MidCap SPDRs to be effected outside the MidCap SPDR Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the MidCap SPDR Clearing Process and that redemption of MidCap SPDRs will instead be effected through transfer of MidCap SPDRs directly through DTC. An order to redeem MidCap SPDRs outside the MidCap SPDRs Clearing Process is deemed received by the Trustee on the Transmittal Date if (i) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (ii) such order is preceded or accompanied by the requisite number of MidCap SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off Time") and (iii) all other procedures set forth in the Participant Agreement are properly followed. The Excess Cash Amounts owed by the Beneficial Owner, if any, must be delivered no later than 1:00 p.m. on the next Business Day immediately following the Transmittal Date.

  After the Trustee has deemed an order for redemption outside the MidCap SPDR Clearing Process received, the Trustee will initiate procedures to transfer the requisite Securities (or contracts to purchase such Securities which are expected to be delivered within three (3) Business Days) and the Cash Redemption Payment to the redeeming Beneficial Owner by the third (3) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trustee.

  The calculation of the value of the Securities and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner will be made by the Trustee according to the procedures set forth under "Valuation", computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite MidCap SPDRs are delivered to the Trustee prior to the DTC Cut-Off Time on such Transmittal Date, then the value of the Securities and the Cash

Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted to the Trustee by a DTC Participant not later than Closing Time on a Transmittal Date but either (1) the requisite MidCap SPDRs are not delivered by the DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of such Transmittal Date. In such case, the value of the Securities and the Cash Redemption Payment to be delivered to the Beneficial Owner will be computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the MidCap SPDRs are delivered through DTC to the Trustee by the DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

                                   VALUATION

  The NAV of the Trust is computed as of the Evaluation Time shown under "Essential Information" on each Business Day. The NAV of the Trust on a per MidCap SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Trust's investments and other assets and dividing the result by the total number of outstanding MidCap SPDRs.

  The aggregate value of the Securities shall be determined by the Trustee in good faith in the following manner: If the Securities are listed on one or more national securities exchanges, such evaluation shall generally be based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor (the New York or American Stock Exchange if the securities are listed thereon) or, if there is no such appropriate closing sale price on such exchange, at the closing bid price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the Securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing bid price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities,
(c) by the Trustee's appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

                          ADMINISTRATION OF THE TRUST

Records

  The Trustee maintains records of the transactions of the Trust, including a current list of the identity and number of shares of each of the Securities in the Portfolio.

Records of the creation of MidCap SPDRs in Creation Unit size aggregations are also maintained by the Distributor. Record of ownership of MidCap SPDRs is maintained by the Depository and by DTC Participants as described above (see "The Trust--Book-Entry-Only System").

  A complete copy of the Trust Agreement is maintained by the Trustee. A copy of the Trust Agreement is available to Beneficial Owners at the corporate trust office of the Trustee at 101 Barclay Street, New York, New York 10286 during normal business hours.

Voting

  The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting.

Distributions to Beneficial Owners

  The regular quarterly ex-dividend date for MidCap SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (the "Ex-Dividend Date"). Beneficial Owners as reflected on the records of the Depository and the DTC Participants on the second Business Day following the Ex-Dividend Date (the "Record Date") are entitled to receive an amount representing dividends accumulated on the Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including Securities with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per MidCap SPDR are calculated at least to the nearest 1/100th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (the "Dividend Payment Date"). Dividend payments will be made through the Depository and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee. MidCap SPDRs are registered in book entry-only, which records are kept by the Depository (see "The Trust-- Book-Entry-Only System").

  Dividends payable to the Trust in respect of the Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Securities, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of the Securities as dividends or distributions and capital gains resulting from the sale of Securities are also credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to such accounts generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce any charges made in connection with advances made by the Trustee on behalf of the Trust to cover Trust expenses in those cases when the Trust income is insufficient to pay such expenses when due (see "Expenses of the Trust").

  The Trust intends to qualify as a regulated investment company for federal income tax purposes. A regulated investment company is not subject to federal income tax on its net investment income and capital gains that it distributes to shareholders, so long as it meets certain overall distribution and diversification requirements and other conditions under Subchapter M of the Code. The Trust intends to satisfy these overall distribution and diversification requirements and to otherwise satisfy any required conditions. The Trustee intends to make additional distributions to the minimum extent necessary (i) to distribute the entire annual investment company taxable income of the Trust, plus any net capital gains (from sales of securities in connection with adjustments to the Portfolio or to generate cash for such distributions), and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code (see "Tax Status of the Trust"). The additional distributions, if needed, would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust will be reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of securities in connection with adjustments to the Portfolio will have been used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of the Securities sufficient to produce the cash required to make such additional distributions. In selecting the Securities to be sold to produce cash for such distributions, the Trustee will choose among the Securities that are over-weighted in the Portfolio relative to their weightings in the S&P MidCap 400 Index first and then from among all other Securities in a manner so as to maintain the weightings of the Securities within the applicable Misweighting Amount (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee further reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

  The Trustee further reserves the right to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee, in their discretion, that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee reserves the right to change the regular ex-dividend date for MidCap SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee, in their discretion, that such a change would be advantageous to the Trust. Notice of any such variance or change (which notice shall include changes to the Record Date, the Ex-Dividend Date, the Dividend Payment Date, and the accumulation period resulting from such variance) shall be provided to Beneficial Owners via the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The Trustee may, in its discretion, advance out of its own funds any amounts necessary to permit distributions via the Depository to Beneficial Owners. The Trustee may reimburse itself in the amount of such advance, plus Federal Reserve Board requirements, together with interest thereon at a percentage rate equal to then current overnight federal funds rate, by deducting such amounts from (1) dividend payments or other income of the Trust when such payments or other income is received, (2) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (3) the sale of Securities. Notwithstanding the foregoing, in the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee shall sell Securities to reimburse itself for such advance and any accrued interest thereon. Such advances will be secured by a lien on the assets of the Trust in favor of the Trustee.

  In addition, as soon as practicable after notice of termination of the Trust, the Trustee will distribute via the Depository and the DTC Participants to each Beneficial Owner redeeming MidCap SPDRs in Creation Unit size aggregations prior to the termination date specified in such notice a portion of the Securities and cash as described above (see "Redemption of MidCap SPDRs" and "Administration of the Trust--Termination"). Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practical after termination of the Trust, such Beneficial Owner's pro rata share of the net asset value of the Trust (see "Administration of the Trust--Termination").

  All distributions are made by the Trustee through the Depository and the DTC Participants to Beneficial Owners as recorded on the book-entry system of the Depository and the DTC Participants (see "The Trust--Book-Entry-Only System").

  The settlement date for the creation of MidCap SPDRs in Creation Unit size aggregations or the purchase of MidCap SPDRs in the secondary market must occur on or prior to the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

  Any Beneficial Owner interested in acquiring additional MidCap SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the DTC Dividend Reinvestment Service, described herein (see "Dividend Reinvestment Service"), if such service is available through such Beneficial Owner's broker.

Trust Supervision

  The Trust's Portfolio Securities are not managed and therefore the adverse financial condition of an issuer of securities in the Trust does not, in itself, require the sale of Securities from the Portfolio. The Trustee shall, on a non-discretionary basis, make changes to the Portfolio as described above (see "The Portfolio--Adjustments to the Portfolio").

  The Trustee will direct its securities transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders.

Statements to Beneficial Owners

  With each distribution, the Trustee will furnish for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System") a statement setting forth the amount being distributed expressed as a dollar amount per MidCap SPDR.

  Promptly after the end of each fiscal year, the Trustee will furnish to the DTC Participants for distribution to each person who was a Beneficial Owner of MidCap SPDRs at the end of such fiscal year an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Register of Ownership and Transfer

  The Trustee maintains a record of the creation and redemption of MidCap SPDRs in Creation Unit size aggregations. The Depository maintains a record on its book-entry system of the DTC Participant ownership of MidCap SPDRs and the number of MidCap SPDRs owned (see "The Trust--Book-Entry-Only System"). Certificates are not issued for MidCap SPDRs, whether in Creation Unit size denominations or otherwise. Beneficial Owners have the rights accorded to holders of "book-entry" securities under applicable law. Beneficial Owners may transfer MidCap SPDRs through the Depository by instructing the DTC Participant holding the MidCap SPDRs for such Beneficial Owner in accordance with standard securities industry procedures.

Rights of Beneficial Owners

  MidCap SPDRs in Creation Unit size aggregations (i.e., 25,000 MidCap SPDRs) may be tendered to the Trustee for redemption (see "Redemption of MidCap SPDRs"). Beneficial Owners may sell MidCap SPDRs in the secondary market, but must accumulate enough MidCap SPDRs (i.e., 25,000 MidCap SPDRs) to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner will not operate to terminate the Trust nor entitle such Beneficial Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

  Beneficial Owners shall not have the right to vote concerning the Trust, except as described below with respect to termination and as otherwise expressly set forth in the Trust Agreement, or in any manner control the operation and management of the Trust, nor shall any Beneficial Owner be liable to any other person by reason of any action taken by the Sponsor or the Trustee.

Amendment

  The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions in regard to matters or questions arising thereunder as will not adversely affect the interests of Beneficial Owners; (b) to change any provision thereof as may be required by the Commission; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a "regulated investment company" under the Code; (d) to add or change any provision thereof as may be necessary to implement a dividend reinvestment plan or service; (e) to add or change any provision thereof as may be necessary or advisable in the event that NSCC or the Depository is unable or unwilling to continue to perform its functions as set forth therein; (f) to add or change any provision thereof to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Standard & Poor's in its method of determining the S&P MidCap 400 Index; and (g) to make changes to the Transaction Fee and to other amounts charged in connection with creations and redemptions of MidCap SPDRs within the original parameters set forth in the Trust Agreement. The Trust Agreement may also be amended from time to time by the Sponsor and the Trustee with the consent of the Beneficial Owners of

51% of the outstanding MidCap SPDRs to add provisions to or change or eliminate any of the provisions of the Trust Agreement or to modify the rights of Beneficial Owners; provided, however, that the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding MidCap SPDRs if such amendment would (1) permit, except in accordance with the terms and conditions of the Trust Agreement, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (2) reduce the interest of any Beneficial Owner in the Trust; or
(3) reduce the percentage of Beneficial Owners required to consent to any such amendment.

  Promptly after the execution of any such amendment, the Trustee shall receive from the Depository, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding MidCap SPDRs. The Trustee shall inquire of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds MidCap SPDRs, and provide each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to such Beneficial Owners (see "The Trust--Book-Entry-Only System").

Termination

  The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $100,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U, such adjustment to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve-month period ending in the last month of the preceding fiscal year.

  The Trust will terminate in the event that MidCap SPDRs are delisted from the Exchange. The Exchange will consider the suspension of trading in or the delisting of MidCap SPDRs as discussed above (see "Exchange Listing").

  The Trust may also be terminated (a) by the agreement of the Beneficial Owners of 66-2/3% of outstanding MidCap SPDRs; (b) if the Depository is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to MidCap SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if Standard & Poor's ceases publishing the S&P MidCap 400 Index; or (e) if the License Agreement is terminated. Currently, the License Agreement is scheduled to expire on April 27, 2020 in accordance with its terms. The parties thereto may extend the term of the License Agreement beyond such date without the consent of any of the Beneficial Owners of MidCap SPDRs. The Trust will also terminate by its terms on the Termination Date.

  If either the Sponsor or the Trustee shall resign or be removed and a successor is not appointed, the Trust will terminate (see "Resignation, Removal and Liability-- The Trustee" and "Resignation, Removal and Liability-- The Sponsor"). The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

  Prior written notice of the termination of the Trust will be given at least twenty (20) days prior to termination of the Trust to all Beneficial Owners in the manner described above (see "The Trust--Book-Entry-Only System"). The notice will set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of MidCap SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the net asset value of the MidCap SPDRs held and the date determined by the Trustee upon which the books of the Trust shall be closed. Such notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional MidCap SPDRs will be created for the purpose of reinvesting dividend distributions and that, as of the date thereof and thereafter, the portfolio of Securities delivered upon redemption shall be identical in composition and weighting to the Securities held in the Trust as of such date rather than the securities portion of the Portfolio Deposit as in effect on the date the request for redemption is deemed received. Beneficial Owners of MidCap SPDRs in Creation Unit size aggregations may, in advance of the Termination Date, redeem in kind directly from the Trust (see "Redemption of MidCap SPDRs").

  Within a reasonable period of time after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any such sale or sales. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon receipt of proceeds from the sale of the last Security, the Trustee shall deduct therefrom its fees and all other expenses (see "Expenses of the Trust"). The remaining amount shall be transmitted to the Depository for distribution via the DTC Participants, together with a final statement setting forth the computation of the gross amount distributed. MidCap SPDRs not redeemed prior to termination of the Trust will be redeemed in cash at net asset value based on the proceeds of the sale of the Securities. Such redemptions in cash at net asset value shall be available to all Beneficial Owners, with no minimum aggregation of MidCap SPDRs required (see "Administration of the Trust--Distributions to MidCap SPDR Beneficial Owners").

                      RESIGNATION, REMOVAL AND LIABILITY

The Trustee

  Under the Trust Agreement, the Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants that are reflected on the records of the Depository as owning MidCap SPDRs for distribution to Beneficial Owners as provided above (see "The Trust -- Book-Entry-Only System") not less than sixty (60) days before the date such resignation is to take effect. Such resignation will become effective upon the appointment of and the acceptance of the Trust by a successor Trustee or, if no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate (see "Administration of the Trust-- Termination"). The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly.

  In case the Trustee becomes incapable of acting as such or is adjudged a bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. Notice of such discharge and appointment shall be mailed via the DTC Participants to Beneficial Owners by the Sponsor.

  Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, such successor Trustee will become vested with all the rights, powers, duties and obligations of the original Trustee.

  A successor Trustee is required to be a trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; to be authorized under such laws to exercise corporate trust powers; and to have at all times an aggregate capital, surplus and undivided profit of not less than $50,000,000.

  Beneficial Owners of 51% of the then outstanding MidCap SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee in the manner specified above and in the Trust Agreement.

  The Trust Agreement provides that the Trustee is not liable for any action taken in reasonable reliance on properly executed documents or for the disposition of monies or Securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, wilful malfeasance, wilful misconduct, or reckless disregard of its duties and obligations, nor is the Trustee liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and is not liable for any such action taken by it in good faith. The Trustee is not personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and its directors, subsidiaries, shareholders, officers, employees and affiliates under common control with the Trustee (each a "Trustee Indemnified Party") will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct, wilful malfeasance on the part of such Trustee Indemnified Party or reckless disregard of its duties and obligations, arising out of, or in connection with, its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Sponsor

  If at any time the Sponsor shall fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required of it to be undertaken or performed, or shall resign, or shall become bankrupt or its affairs shall be taken over by public authorities, the Trustee may appoint a successor Sponsor as shall be satisfactory to the Trustee, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust (see "Termination"). Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to the Depository and the DTC Participants for distribution to Beneficial Owners (see "The Trust--Book-Entry-Only System"). Upon a successor Sponsor's execution of a written acceptance of such appointment as Sponsor of the Trust, such successor Sponsor shall become vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

  The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of such appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust, which the Trustee shall do if no successor Sponsor is appointed (see "Termination").

  The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of MidCap SPDRs.

  The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of MidCap SPDRs for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, wilful misconduct or wilful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust by reason of the sale of any Securities of the Trust. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor (each a "Sponsor Indemnified Party") shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, wilful misconduct or wilful malfeasance on the part of any Sponsor Indemnified Party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

                                    SPONSOR

  The Sponsor of the Trust is PDR Services LLC, a Delaware limited liability company incorporated on April 6, 1998 with offices c/o the Exchange, 86 Trinity Place, New York, New York 10006. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2127241. The Exchange is the sole member of the Sponsor and the Exchange is a "control person" of the Sponsor as such term is defined in the Securities Act of 1933.

  The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell MidCap SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of MidCap SPDRs within a specified time period.

                                    TRUSTEE

  The Trustee is The Bank of New York, a corporation organized under the laws of New York with the powers of a trust company under the New York Banking law with a trust office at 101 Barclay Street, New York, New York 10286. The Trustee's Internal Revenue Service Employer Identification Number is 135-160382. The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

                                  DEPOSITORY

  The Depository Trust Company, New York, New York, a limited purpose trust company and member of the Federal Reserve System, acts as Depository for MidCap SPDRs. The Depository receives customary fees for its services.

                                 LEGAL OPINION

  The legality of the MidCap SPDRs offered hereby has been passed upon by Carter, Ledyard & Milburn, New York, New York, as counsel for the Sponsor. Winston & Strawn acts as counsel for the Trustee.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

  The financial statements included on pages B-5 through B-23 in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Code of Ethics

  The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the Commission and you may obtain a copy by visiting the Commission at the address listed on the back cover of this prospectus. The code is also available on the EDGAR Database on the Commission's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission at the address listed on the back cover of this prospectus.

 INFORMATION AND COMPARISONS RELATING TO TRUST, SECONDARY MARKET TRADING, NET
                   ASSET SIZE, PERFORMANCE AND TAX TREATMENT

  Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of MidCap SPDRs, may be included from time to time in advertisements, sales literature and other communications, as well as in reports to current or prospective Beneficial Owners.

  Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques such as indexing and hedging. In addition, information may be presented to prospective or current Beneficial Owners regarding the purchase of MidCap SPDRs in the secondary market, such as margin requirements, types of orders that may be entered, and information concerning short sales. Similarly, market data symbols, trading fractions, other trading information and the CUSIP number relating to MidCap SPDRs may be included in such information. Comparisons with other investment vehicles, such as mutual funds, may be made with respect to the application of such requirements; costs of fund management and administration; cost and advantages of intraday trading; and rules applicable to short sales.

  Information regarding the Trust's net asset size may be stated in communications to prospective or current Beneficial Owners for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of MidCap SPDRs outstanding as of one or more time periods. Factors integral to the size of the Trust's net assets, such as creation volume and activity, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made, and may be expressed by means of percentages.

  Information may be provided to investors regarding the ability to engage in short sales of MidCap SPDRs, including reference to the exemption from the "tick test" provision of the SEC short sale rule (Rule 10a-1 under the Securities Exchange Act of 1934), to permit short sales on "minus" or "zero-minus" ticks. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow prior to effecting the sale. Institutional investors may be advised that lending their MidCap SPDR shares to short sellers may generate stock loan credits which may supplement the return they can earn from an investment in MidCap SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend MidCap SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

  Information may be provided to investors regarding capital gains distributions by the Trust, including historical information relating to such distributions. Comparisons between the Trust and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Trust and such other investment vehicles (e.g. realization of capital gains or losses to the Trust and to such other investment vehicles in connection with redemption of their respective securities). (See "Tax Status of the Trust" for discussion of tax consequences to Beneficial Owners of MidCap SPDRs in connection with the sale or redemption of MidCap SPDRs.) Based on projected differences between MidCap SPDRs and conventional mutual funds with regard to capital gains distributions, projections may be made regarding comparative capital gains distributions and tax rates for taxable investors holding MidCap SPDRs over a long period of time. Comparisons may also be provided regarding the probable tax impact resulting from rebalancing of the Trust portfolio (see "The Portfolio--Adjustments to the Portfolio") and adjustments to the portfolio of an actively managed investment vehicle.

  Information regarding the secondary market trading activity of MidCap SPDRs also may be presented over one or more stated time periods, such as for daily, monthly, quarterly or annual periods. MidCap SPDR secondary market trading volume information may be compared with similar information relating to other issues trading on the Exchange during the same reporting period. Average daily secondary market trading volume of MidCap SPDRs may also be reported from time to time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

  Information may also be provided in communications to prospective or current Beneficial Owners comparing and contrasting the relative advantages of investing in MidCap SPDRs as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs and expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios, as the foregoing relate to the comparison of MidCap SPDRs to other investment vehicles, current economic, financial and political conditions, investment philosophy or techniques, or the desirability of owning MidCap SPDRs.

  In addition, information on the performance of MidCap SPDRs on the basis of changes in price per MidCap SPDR with or without reinvesting all dividends and/or any distributions of capital in additional MidCap SPDRs may be included from time to time in such information. Total return measures the percentage growth in the total dollar value of an investment in MidCap SPDRs (reflecting dividends and capital appreciation but without provision for any income taxes payable). Average annualized performance will be stated for various periods. Total return figures may also be stated for a period from the Initial Date of Deposit, a date at least twelve months prior to the end of the reporting period or for annual periods for the life of the Trust. Information on the S&P MidCap 400 Index contained in this Prospectus, as updated from time to time, may also be included from time to time in such material. The performance of the Trust, of the S&P MidCap 400 Index (provided information is also given reflecting the performance of the Trust in comparison to that Index) or both may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services Inc., Money Magazine Fund Watch, Wiesenberger Investment Companies Service, Morningstar Incorporated and Value Line Investment Survey, each of which measures performance following their own specific and well-defined calculation measures, or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded common stocks) or the NASDAQ Composite Index (an unmanaged index of over-the-counter stocks) or similar measurement standards during the same period of time. In addition to all other sources of comparative information, comparative performance figures published by other funds or money managers may be included from time to time. Information may also be included regarding the aggregate amount of assets committed to index investing generally by various types of investors, such as pension funds and other institutional investors, which currently exceeds $300 billion.

  Information on the relative price performance of MidCap SPDRs in relation to other securities and/or indices may be represented in the form of "correlation." Correlation is a standard measure of the degree of linear association between two price series, and ranges from minus one hundred percent (-100%) (i.e. perfect negative linear association) to positive one hundred percent (100%) (i.e., perfect linear association).

   Daily Percentage Price Ranges: Average and Frequency Distribution for

                MidCap SPDR Trust and S&P MidCap 400 Index:

                         Highs and Lows vs. Close*

              (From Inception of Trading through 12/29/2000)

S&P MIDCAP 400 INDEX

                                 Intraday High Value   Intraday Low Value
            Daily % Price Range  Above Closing Value  Below Closing Value
            -------------------- -------------------- --------------------
  Range     Frequency % of Total Frequency % of Total Frequency % of Total
  -----     --------- ---------- --------- ---------- --------- ----------
0  --0.25%        9      0.63%       664     46.43%       433     30.28%
0.25--0.5%      157     10.98%       237     16.57%       281     19.65%
0.5-- 1.0%      518     36.22%       245     17.13%       379     26.50%
1.0-- 1.5%      336     23.50%       132      9.23%       182     12.73%
1.5-- 2.0%      193     13.50%        74      5.17%        80      5.59%
2.0-- 2.5%       89      6.22%        34      2.38%        35      2.45%
2.5-- 3.0%       60      4.20%        25      1.75%        19      1.33%
3.0-- 3.5%       31      2.17%         8      0.56%         7      0.49%
greater
 than 3.5%       37      2.59%        11      0.77%        14      0.98%
----------    -----    -------     -----    -------     -----    -------
Total         1,430    100.00%     1,430    100.00%     1,430    100.00%

                   Average Daily Range: 1.2712%

MIDCAP SPDR TRUST

                                 Intraday High Value   Intraday Low Value
            Daily % Price Range  Above Closing Value  Below Closing Value
            -------------------- -------------------- --------------------
  Range     Frequency % of Total Frequency % of Total Frequency % of Total
  -----     --------- ---------- --------- ---------- --------- ----------
   0--0.25%      20      1.40%       453     31.68%       402     28.11%
 0.25--0.5%      76      5.31%       260     18.18%       257     17.97%
  0.5--1.0%     421     29.44%       344     24.06%       389     27.20%
  1.0--1.5%     370     25.87%       169     11.82%       206     14.41%
  1.5--2.0%     246     17.20%       107      7.48%        91      6.36%
  2.0--2.5%     128      8.95%        45      3.15%        40      2.80%
  2.5--3.0%      82      5.73%        26      1.82%        19      1.33%
  3.0--3.5%      38      2.66%        14      0.98%        15      1.05%
greater
 than  3.5%      49      3.43%        12      0.84%        11      0.77%
----------    -----    -------     -----    -------     -----    -------
Total         1,430    100.00%     1,430    100.00%     1,430    100.00%

-----------        Average Daily Range: 1.4691%

* Source: Bloomberg

MIDCAP SPDR BID/ASKED SPREAD DISTRIBUTION (2000 Only)

             Range                                                  % of Total
         --------------                                             ----------
          1/64 --  1/16                                                 4.0%
          5/64 --  1/8                                                16.83%
          9/64 --  3/16                                               19.35%
         13/64 --  1/4                                                57.09%
         17/64 --  5/16                                                1.05%
         21/64 --  3/8                                                 0.72%
         25/64 --  7/16                                                0.09%
         29/64 --  1/2                                                 0.56%
   greater than 1//2                                                   0.23%
         --------------                                              -------
         Total                                                       100.00%

  The price range of shares for 2000 was from 76 to 101 1/8; consequently, 1/4 was from 0.33% to 0.25% of the share price.

-----------

* Source: American Stock Exchange

  Information relating to the relative price performance of MidCap SPDRs may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, long and intermediate term corporate and government bonds, Treasury bills, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") and combinations of various capital markets. Historical returns of these and other capital markets in the United States may be provided by independent statistical studies and sources, such as those provided by Ibbotson Associates of Chicago, Illinois. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of MidCap SPDRs may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, foreign stocks and small capitalization stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of MidCap SPDRs may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of MidCap SPDRs and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either MidCap SPDRs or the asset classes chosen for such comparisons.

  Frequency Distribution of Discounts and Premiums for the Midcap SPDR Trust:

        Closing AMEX Price vs. Net Asset Value (NAV) as of 12/31/00

                     Calendar  Calendar  Calendar   Calendar              From
                      Quarter   Quarter   Quarter   Quarter   Calendar  5/4/1995
                      Ending    Ending    Ending     Ending     Year    through
     Range           3/31/2000 6/30/2000 9/30/2000 12/31/2000   2000   12/31/2000
---------------------------------------------------------------------------------
greater
 than  200      Days    --        --        --         --        --        1
               ------------------------------------------------------------------
 Basis Points    %      --        --        --         --        --       0.1%
---------------------------------------------------------------------------------
   150 - 200    Days    --        --        --         --        --        1
               ------------------------------------------------------------------
 Basis Points    %      --        --        --         --        --       0.1%
---------------------------------------------------------------------------------
   100 - 150    Days    --        --        --         --        --        6
               ------------------------------------------------------------------
 Basis Points    %      --        --        --         --        --       0.4%
---------------------------------------------------------------------------------
   50 - 100     Days     3         1        --         2         6        107
               ------------------------------------------------------------------
 Basis Points    %     4.8%      1.6%       --        3.2%      2.4%      7.5%
---------------------------------------------------------------------------------
    25 - 50     Days    10         5         9         6         30       247
               ------------------------------------------------------------------
 Basis Points    %     15.9%     7.9%      14.3%      9.5%     11.9%     17.3%
---------------------------------------------------------------------------------
    0 - 25      Days    16        22        26         24        88       430
               ------------------------------------------------------------------
 Basis Points    %     25.4%     34.9%     41.3%     38.1%     34.9%     30.1%
---------------------------------------------------------------------------------
  Total Days    Days    29        28        35         32       124       792
               ------------------------------------------------------------------
  at Premium     %     46.0%     44.4%     55.6%     50.8%     49.2%     55.4%
---------------------------------------------------------------------------------
 Closing Price  Days    --         1        --         --        1         4
               ------------------------------------------------------------------
 Equal to NAV    %      --       1.6%       --         --       0.4%      0.3%
---------------------------------------------------------------------------------
  Total Days    Days    34        34        28         31       127       634
               ------------------------------------------------------------------
  at Discount    %     54.0%     54.0%     44.4%     49.2%     50.4%     44.3%
---------------------------------------------------------------------------------
    0 - -25     Days    24        23        22         20        89       392
               ------------------------------------------------------------------
 Basis Points    %     38.1%     36.5%     34.9%     31.7%     35.3%     27.4%
---------------------------------------------------------------------------------
   -25 - -50    Days     8         9         5         7         29       161
               ------------------------------------------------------------------
 Basis Points    %     12.7%     14.3%     7.9%      11.1%     11.5%     11.3%
---------------------------------------------------------------------------------
  -50 - -100    Days     2         2         1         3         8         68
               ------------------------------------------------------------------
 Basis Points    %     3.2%      3.2%      1.6%       4.8%      3.2%      4.8%
---------------------------------------------------------------------------------
  -100 - -150   Days    --        --        --         --        --        9
               ------------------------------------------------------------------
 Basis Points    %      --        --        --         --        --       0.6%
---------------------------------------------------------------------------------
  -150 - -200   Days    --        --        --         1         1         3
               ------------------------------------------------------------------
 Basis Points    %      --        --        --        1.6%      0.4%      0.2%
---------------------------------------------------------------------------------
less
 than -200      Days    --        --        --         --        --        1
               ------------------------------------------------------------------
 Basis Points    %      --        --        --         --        --       0.1%

--------------------------------------------------------------------------------

   Close was within 0.50% of NAV better than 86% of the time from 5/4/95 (the first day of trading on the AMEX) through 12/31/00.

----------

Source: American Stock Exchange LLC.

                         DIVIDEND REINVESTMENT SERVICE

  The Trust has made the DTC book-entry Dividend Reinvestment Service (the "Service") available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Note that some DTC Participants may not elect to utilize the Service; therefore, after the Service is made available for MidCap SPDRs, an interested MidCap SPDR investor may wish to contact such investor's broker to ascertain the availability of the Service through such broker. Interested Beneficial Owners should also note that each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details. MidCap SPDRs acquired pursuant to the Service will be held by the Beneficial Owners in the same manner, and subject to the same terms and conditions, as for original ownership of MidCap SPDRs.

  Distributions reinvested in additional MidCap SPDRs through the Service will nevertheless be taxable dividends to Beneficial Owners to the same extent as if received in cash.

  The Trustee will utilize the cash proceeds of dividends received from all Beneficial Owners participating in the Service to obtain Index Securities necessary to create the requisite number of MidCap SPDRs at the close of business on each MidCap SPDR distribution date. Any cash balance remaining after the requisite number of MidCap SPDRs has been created will be distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Note that brokerage commissions, if any, incurred in obtaining the Index Securities necessary to create additional MidCap SPDRs with the cash from the distributions will be an expense of the Trust.*
-----------

* It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal period ended September 30, 2000, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per MidCap SPDR. There can be no guarantee that either the size of the Trust or the number of outstanding MidCap SPDRs will remain constant, or that dividend payments, the cost of brokerage commissions incurred to purchase Index Securities or Beneficial Owner participation will remain the same as it was during fiscal period ended September 30, 2000.

                           GLOSSARY OF DEFINED TERMS

                                                                            Page
                                                                            ----
"Adjustment Day"........................................................... B-57
"Balancing Amount"......................................................... B-58
"Beneficial Owners"........................................................ B-50
"Business Day"............................................................. B-29
"Cash Component"........................................................... B-25
"Cash Redemption Payment".................................................. B-72
"Closing Time"............................................................. B-45
"Code"..................................................................... B-30
"Commission"............................................................... B-25
"Creation Units"...........................................................  A-2
"Depository Agreement"..................................................... B-51
"Depository"............................................................... B-29
"Distributor".............................................................. B-35
"Dividend Equivalent Payment".............................................. B-25
"Dividend Payment Date".................................................... B-78
"DTC Cut-Off Time"......................................................... B-76
"DTC Participants"......................................................... B-49
"Evaluation Time"..........................................................  B-2
"Ex-Dividend Date"......................................................... B-78
"Excess Cash Amounts"...................................................... B-72
"Exchange".................................................................  A-2
"Global Security".......................................................... B-49
"Index Securities"......................................................... B-24
"Indirect Participants".................................................... B-50
"Initial Date of Deposit"..................................................  B-3
"License Agreement"........................................................ B-61
"MidCap SPDR Clearing Process"............................................. B-27

                                                                        Page
                                                                     -----------
"MidCap SPDR"....................................................... Front Cover
"Misweighting Amount"...............................................        B-53
"Misweighting"......................................................        B-53
"NAV"...............................................................         A-2
"NAV Amount"........................................................        B-57
"NSCC Business Day".................................................        B-38
"NSCC"..............................................................        B-25
"Participant Agreement".............................................        B-47
"Participating Party"...............................................        B-25
"Portfolio Deposit Amount"..........................................        B-57
"Portfolio Deposit".................................................        B-26
"Portfolio".........................................................        B-41
"Record Date".......................................................        B-78
"Request Day".......................................................        B-57
"S&P MidCap 400 Index"..............................................         A-2
"S&P"...............................................................         A-1
"Securities"........................................................         A-3
"Service"...........................................................        B-32
"Sponsor"........................................................... Front Cover
"Standard & Poor's".................................................         A-1
"Termination Date"..................................................        B-34
"Transaction Fee"...................................................        B-27
"Transmittal Date"..................................................        B-45
"Trust Agreement"...................................................        B-24
"Trust".............................................................         A-2
"Trustee"...........................................................         A-2
"Weighting Analysis"................................................        B-53

STANDARD & POOR'S MIDCAP 400
DEPOSITARY RECEIPTS (MIDCAP SPDRs)
MIDCAP SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

--------------------------------------------------------------------------------

This Prospectus does not include all of the information with respect to the MidCap SPDR Trust set forth in its Registration Statement filed with the Securities and Exchange Commission (the "Commission") in Washington, D.C. under the:

 . Securities Act of 1933 (File No. 33-89088) and
 . Investment Company Act of 1940 (File No. 811-8972).

To obtain copies from the Commission at prescribed rates--
Write: Public Reference Section of the Commission

 450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call: 1-800-SEC-0330
Visit: http://www.sec.gov

--------------------------------------------------------------------------------

No person is authorized to give any information or make any representation about the MidCap SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

Prospectus dated January 25, 2001

                       CONTENTS OF REGISTRATION STATEMENT

This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

               The facing sheet.

               The cross-reference sheet.

               The prospectus

               The undertaking to file reports.

               The signatures.

               Written consents of the following persons:

               PricewaterhouseCoopers LLP
               (included in Exhibit Ex-99.C2)
               Carter, Ledyard & Milburn
               (included in Exhibit Ex-99.C1)

               The following exhibits:


               Ex-99.C1    Opinion of Counsel as to legality of
                           securities being registered.

               Ex-99.C2    Consent of Independent Accountants.

               Ex-99.C3    Code of Ethics

                              FINANCIAL STATEMENTS

        1. Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

        2.     Financial Statements of the Depositor:

               PDR Services LLC - Financial Statements, as part of American Stock Exchange, LLC. current consolidated financial statements incorporated by reference to the Amendment to Form 1-A, dated June 28, 2000.
               -------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, MIDCAP SPDR Trust Series 1, has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of January, 2001.

                                               MIDCAP SPDR TRUST SERIES 1

                                                   (Registrant)

                                               By: PDR Services LLC
                                                   (Depositor)

                                               /s/ Joseph Stefanelli
                                               -----------------------------
                                               Joseph Stefanelli
                                               Executive Vice President of
                                               American Stock Exchange LLC, the
                                               sole member of PDR Services LLC

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed on behalf of PDR Services LLC the Depositor by the following persons who constitute a majority of its Board of Directors and by the named persons who are in the following capacities, in the City of New York and State of New York, on the date indicated.


PDR SERVICES LLC

Name                                     Title/Office

Joseph Stefanelli                        Executive Vice President of American
                                         Stock Exchange LLC, the sole member
                                         of PDR Services LLC and Director*

Gary L. Gastineau                        Director*

Lawrence G. Larkin                       Director*

Clifford J. Weber                        Director*

                                         By: /s/ Joseph Stefanelli
                                         ----------------------------------
                                         Joseph Stefanelli
                                         Attorney-in-fact*

--------

* Executed copies of the powers of attorney have been previously filed with the Securities and Exchange Commission as Exhibit Number 3 to Post Effective Amendment No. 6 to the Registration Statement filed on January 26, 2000 (File No. 33-89088).

                                  EXHIBIT INDEX

EXHIBIT NO.                  TITLE OF DOCUMENT




   Ex-99.C1 Copy of Opinion of Counsel as to legality of securities being registered.

   Ex-99.C2             Consent of Independent Accountants.

   Ex-99.C3             Code of Ethics